TABLE OF CONTENTS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS..................................................
STATEMENTS OF NET ASSETS/SCHEDULE OF INVESTMENTS........................
STATEMENTS OF ASSETS AND LIABILITIES....................................
STATEMENTS OF OPERATIONS................................................
STATEMENTS OF CHANGES IN NET ASSETS.....................................
FINANCIAL HIGHLIGHTS....................................................
NOTES TO FINANCIAL STATEMENTS...........................................

       STATEMENT OF NET ASSETS                         THE COMPASS CAPITAL GROUP
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       CASH RESERVE FUND

                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
COMMERCIAL PAPER (23.1%)
 ABN/AMRO New York
   5.740%, 10/10/95................   $   5,000   $   4,969
 Asset Securitization Cooperative
   5.765%, 10/19/95................       4,500       4,466
 Bayerische Landesbank Girozentrale
   5.740%, 09/18/95................       5,000       4,987
 Commerzbank A.G.
   5.735%, 09/11/95................       5,000       4,992
 E.I. Dupont de Nemours
   5.720%, 11/07/95................      10,000       9,896
 International Nederlanden U.S.
   Funding Corporation
   5.700%, 10/16/95................       5,000       4,965
 Jet Funding
   5.898%, 10/31/95................      10,197      10,097
 MCA Funding
   6.340%, 09/12/95................       8,000       7,985
 Mitsubishi International
   5.830%, 10/24/95................       5,000       4,958
 New South Wales Treasury
   5.600%, 01/09/96................      10,000       9,803
 New Zealand
   5.781%, 11/20/95................       4,000       3,949
 Rexam PLC
   5.750%, 09/13/95................       5,000       4,991
   5.793%, 09/19/95................       5,000       4,986
 Sherwood Medical
   5.800%, 09/27/95................       5,000       4,979
 South Australian Government
   Financing Authority
   5.700%, 10/13/95................       5,000       4,967
 Southland
   5.760%, 09/12/95................       5,000       4,991
   5.808%, 10/25/95................       5,000       4,957
 State Bank of New South Wales,
   Delaware
   6.270%, 09/07/95................      10,000       9,990
                                                  ---------
 Total Commercial Paper
   (Cost $110,928,205).............                 110,928
                                                  ---------
CORPORATE BONDS (21.4%)
 Abbey National North America
   Corporation
   7.400%, 12/15/95................      10,000      10,024
 American Express Centurion Bank
   5.875%, 09/12/95 (A)............      10,000      10,000
   5.938%, 09/26/95 (A)............      10,000       9,999
 Associates
   8.375%, 06/01/96................       4,100       4,172
 Bear Stearns
   6.313%, 09/15/95................   $   3,500   $   3,500
 FCC National Bank, Delaware
   5.700%, 09/06/95 (A)............      10,000      10,000
 Ford Motor Credit
   8.625%, 04/15/96................       6,100       6,187
 General Electric Capital
   5.950%, 09/01/95 (A)............       5,000       5,000
   5.960%, 09/01/95 (A)............       5,000       5,000
   6.150%, 09/01/95 (A)............      10,000       9,999
 Merrill Lynch
   5.620%, 09/06/95 (A)............       5,000       5,000
 Nationsbank, North Carolina
   5.375%, 12/01/95................      10,350      10,330
 Toyota Motor Credit
   5.980%, 09/01/95 (A)............      10,000       9,996
   5.680%, 09/06/95 (A)............       3,700       3,698
                                                  ---------
 Total Corporate Bonds
   (Cost $102,905,314).............                 102,905
                                                  ---------
ASSET BACKED SECURITIES (7.7%)
 Ford Credit Auto Lease Trust
   6.000%, 05/15/96................       4,000       3,999
 John Deere Owner Trust
   5.812%, 09/15/95 (A)............       8,113       8,113
 Steers
   6.190%, 09/01/95 (A)............      10,000      10,000
   5.987%, 09/18/95 (A)............      10,000      10,000
   5.941%, 11/18/95 (A)............       5,000       5,000
                                                  ---------
 Total Asset Backed Securities
   (Cost $37,112,288)..............                  37,112
                                                  ---------
GUARANTEED INVESTMENT CONTRACT
 (2.1%)
 Peoples Security Life
   6.070%, 09/01/95 (A)............      10,000      10,000
                                                  ---------
 Total Guaranteed Investment
   Contract (Cost $10,000,000).....                  10,000
                                                  ---------
U.S. GOVERNMENT AGENCY OBLIGATIONS
 (12.0%)
 Federal Home Loan Bank
   6.100%, 06/05/96................      10,000       9,996
   5.725%, 07/25/96................      10,000      10,000
 Federal Home Loan Mortgage
   Corporation
   6.000%, 09/01/95 (A)............       5,000       5,005
 Federal National Mortgage
   Association
   6.063%, 11/13/95................       5,000       4,940
   5.590%, 07/01/96................      10,000       9,987

                                   Continued

       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       CASH RESERVE
       FUND (CONTINUED)

                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
 Small Business Administration
   7.250%, 09/01/95 (A)............   $   7,394   $   7,554
 Student Loan Marketing Association
   5.670%, 09/06/95 (A)............       5,000       4,983
   6.080%, 07/01/96 (A)............       5,000       5,000
                                                  ---------
 Total U.S. Government Agency
   Obligations
   (Cost $57,464,745)..............                  57,465
                                                  ---------
CERTIFICATES OF DEPOSIT (6.3%)
 Bank of Tokyo
   5.870%, 10/16/95................      10,000      10,000
 Canadian Imperial Bank
   5.760%, 09/20/95................       5,000       5,000
 Mitsubishi Bank, New York
   5.900%, 09/08/95................       5,000       5,000
 Sanwa Bank, New York
   5.850%, 09/01/95................       5,000       5,000
   5.830%, 10/24/95................       5,000       5,000
                                                  ---------
 Total Certificates of Deposit
   (Cost $30,000,371)..............                  30,000
                                                  ---------
EURO CERTIFICATES OF DEPOSIT (2.1%)
 Abbey National PLC, London
   6.730%, 04/02/96................       5,000       5,008
 Abbey National Treasury Services
   6.400%, 05/30/96................       5,000       5,000
                                                  ---------
 Total Euro Certificates of Deposit
   (Cost $10,007,857)..............                  10,008
                                                  ---------
BANKERS ACCEPTANCES (5.3%)
 Bank of Tokyo, Los Angeles
   5.900%, 11/06/95................       5,000       4,947
 Dai Ichi Kangyo Bank, New York
   5.890%, 10/30/95................       5,000       4,953
 Mitsubishi International Bank, New
   York
   5.740%, 09/08/95................       5,000       4,994
   5.725%, 11/17/95................       5,000       4,940
 Sanwa Bank, New York
   5.710%, 10/02/95................       5,700       5,673
                                                  ---------
 Total Bankers Acceptances
   (Cost $25,506,625)..............                  25,507
                                                  ---------
BANK NOTE (1.7%)
 First National Bank of Chicago
   6.130%, 08/26/96................       8,000       8,000
                                                  ---------
 Total Bank Note
   (Cost $8,000,000)...............                   8,000
                                                  ---------
REPURCHASE AGREEMENTS (15.7%)
 First Boston, 5.875%, dated
   08/31/95, matures 09/01/95,
   repurchase price $45,007,344
   (collateralized by U.S. Treasury
   Strips, par value $67,559,769,
   maturities ranging from 11/15/95
   to 05/15/14, market value
   $46,279,516)....................   $  45,000   $  45,000
 Merrill Lynch, 5.875%, dated
   08/31/95, matures 09/01/95,
   repurchase price $30,557,986
   (collateralized by U.S. Treasury
   Bond, par value $375,000,
   7.875%, 02/15/21, market value
   $422,926, Federal Home Loan
   Mortgage Corporation,
   Collateralized Mortgage
   Obligations, par value
   $29,248,520, coupons ranging
   from 0.00% to 8.50%, maturities
   ranging from 03/15/97 to
   07/15/23, market value
   $25,926,413, Federal National
   Mortgage Association,
   Collateralized Mortgage
   Obligation, par value
   $4,700,000, 7.50%, 03/25/07,
   market value $4,817,649)........      30,553      30,553
                                                  ---------
 Total Repurchase Agreements
   (Cost $75,553,000)..............                  75,553
                                                  ---------
 Total Investments (97.4%)
   (Cost $467,478,405).............                 467,478
                                                  ---------
OTHER ASSETS AND LIABILITIES (2.6%)
 Other Assets and Liabilities,
   Net.............................                  12,548
                                                  ---------
NET ASSETS:
 Portfolio shares (unlimited
   authorization--no par value)
   based on 480,111,786 outstanding
   shares of beneficial interest...                 480,112
 Accumulated net realized loss on
   investments.....................                     (86)
                                                  ---------
 Total Net Assets: (100.0%)........               $ 480,026
                                                  =========
 Net Asset Value, Offering Price
   and Redemption Price Per
   Share...........................               $    1.00
                                                  =========

------------------
(A) Variable Rate Security--The rate reported on the Statement of Net Assets is the rate in effect on August 31, 1995.

PLC--Public Limited Company

    The accompanying notes are an integral part of the financial statements.

                                                       THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------

       U.S. TREASURY FUND

                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
U.S. TREASURY OBLIGATIONS (50.4%)
 U.S. Treasury Bills
   5.061%, 09/14/95................   $  30,000   $  29,945
   5.366%, 09/21/95................      55,000      54,833
   5.373%, 09/28/95................      25,000      24,900
   5.410%, 10/12/95................      25,000      24,847
   5.390%, 01/18/96................      10,000       9,789
   5.755%, 05/02/96................      15,000      14,438
 U.S. Treasury Notes
   3.875%, 10/31/95................      25,000      24,918
   4.250%, 11/30/95................      15,000      14,942
   4.000%, 01/31/96................      15,000      14,896
   4.625%, 02/15/96................      25,000      24,879
   5.875%, 05/31/96................      10,000      10,007
 U.S. Treasury Strips
   5.685%, 11/15/95................      25,000      24,718
   6.140%, 02/15/96................      10,000       9,731
                                                  ---------
 Total U.S. Treasury Obligations
   (Cost $282,843,379).............                 282,843
                                                  ---------
REPURCHASE AGREEMENTS (49.5%)
 First Boston, 5.80% dated
   08/31/95, matures 09/01/95,
   repurchase price $55,000,000
   (collateralized by U.S. Treasury
   Bond, par value $53,271,000,
   7.25%, maturing 08/15/22, market
   value $56,219,133)..............      55,000      55,000
 First Boston, 5.875%, dated
   08/31/95, matures 09/01/95,
   repurchase price $80,000,000
   (collateralized by U.S. Treasury
   Coupon Strips, par value
   $117,537,005, maturities ranging
   from 11/15/95 to 08/15/04,
   market
   value $82,216,664)..............      55,000      80,000
 Goldman Sachs Group, 5.75%, dated
   08/31/95, matures 09/01/95,
   repurchase price $15,000,000
   (collateralized by U.S Treasury
   Notes, par value $15,033,000,
   maturities ranging from 06/30/96
   to 01/15/00, rates ranging from
   5.625% to 6.375%, market value
   $15,300,855)....................   $  15,000   $  15,000
 Merrill Lynch, 5.75%, dated
   08/31/95, matures 09/01/95,
   repurchase price $127,456,000
   (collateralized by U.S. Treasury
   Notes, par value $126,597,000,
   maturities ranging from 2/15/98
   to 08/15/98, rates ranging from
   5.125% to 9.00%, market value
   $130,008,310)...................     127,456     127,456
                                                  ---------
 Total Repurchase Agreements
   (Cost $277,456,000).............                 277,456
                                                  ---------
 Total Investments (99.9%)
   (Cost $560,299,379).............                 560,299
                                                  ---------
OTHER ASSETS AND LIABILITIES (0.1%)
 Other Assets and Liabilities,
   Net.............................                     416
                                                  ---------
NET ASSETS:
Portfolio shares (unlimited
 authorization--no par value) based
 on 560,709,434 outstanding shares
 of beneficial interest............                 560,709
Accumulated net realized gain on
 investments.......................                       6
                                                  ---------
Total Net Assets: (100.0%).........               $ 560,715
                                                  =========

Net Asset Value, Offering Price and
 Redemption Price Per Share........               $    1.00
                                                  =========

    The accompanying notes are an integral part of the financial statements.

       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       MUNICIPAL MONEY MARKET FUND

                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
MUNICIPAL BONDS (99.1%)
Alabama (2.9%)
 Phoenix City, Industrial
   Development Board, Mead Coated
   Board Project, Series A, VRDN,
   RB
   3.600%, 09/01/95 (A) (C)........   $   1,000   $   1,000
                                                  ---------
Colorado (1.3%)
 Jefferson County, School District,
   Series C, Prerefunded @ 100, GO
   8.200%, 12/15/95................         440         445
                                                  ---------
Georgia (4.3%)
 Forsythe County, Industrial
   Development Authority, American
   BOA Incorporated Project, VRDN,
   RB
   3.900%, 09/07/95 (A) (C)........       1,000       1,000
 Savannah, Economic Development
   Authority, Home Depot
   Project-B, VRDN, RB
   3.900%, 09/07/95 (A) (C)........         500         500
                                                  ---------
                                                      1,500
                                                  ---------
Idaho (5.7%)
 State, Housing Finance Authority,
   RB
   4.250%, 01/01/96 (C)............       1,990       1,990
                                                  ---------
Illinois (3.6%)
 Chicago, VRDN, GO
   3.650%, 09/07/95 (A) (C)........         945         945
 Southwestern, Industrial
   Development Authority, Solid
   Waste Disposal, Shell Oil
   Company, Wood River Project,
   VRDN, RB
   3.650%, 09/01/95 (A)............         300         300
                                                  ---------
                                                      1,245
                                                  ---------
Louisiana (1.4%)
 New Orleans, Aviation Board,
   Series A, VRDN, RB, (MBIA)
   3.500%, 09/07/95 (A)............         500         500
                                                  ---------
Minnesota (4.5%)
 Minneapolis-St. Paul, Housing
   Finance Authority, Series A, RB
   4.500%, 11/01/95 (B) (C)........         625         625
 Minneapolis-St. Paul, Housing
   Finance Authority, Series B, RB
   4.250%, 02/01/96................   $     955   $     955
                                                  ---------
                                                      1,580
                                                  ---------
Montana (2.5%)
 State, Series B-2, RB, AMT
   4.625%, 10/01/95 (B) (C)........         900         900
                                                  ---------
New Hampshire (2.9%)
 Hillsborough County, GO, TAN
   3.780%, 12/28/95................       1,000       1,000
                                                  ---------
New Jersey (3.4%)
 Mercer County, TAN
   4.000%, 04/15/96................       1,000       1,003
 State, Economic Development
   Authority, Hoffman-La Roche
   Project, VRDN, RB
   3.350%, 09/01/95 (A) (C)........         200         200
                                                  ---------
                                                      1,203
                                                  ---------
New Mexico (1.4%)
 Eddy County, Pollution Control IMC
   Fertilizer Incorporated Project,
   VRDN, RB
   3.600%, 09/07/95 (A) (C)........         500         500
                                                  ---------
New York (4.3%)
 Nassau County, BAN
   5.250%, 11/15/95................       1,000       1,002
 New York City, EDL Construction
   Project, Series A, RB, (MBIA)
   4.000%, 10/01/95................         500         500
                                                  ---------
                                                      1,502
                                                  ---------
Oregon (5.7%)
 Klamath Falls, Salt Caves
   Hydroelectric Project, Series A,
   RB
   4.400%, 05/01/96 (B)............       1,000       1,000
 Port of Saint Helens, Pollution
   Control, General Electric
   Project, Series A, VRDN, RB
   3.650%, 09/01/95 (A) (C)........         600         600
 State, GO
   4.250%, 03/01/96................         390         390
                                                  ---------
                                                      1,990
                                                  ---------

                                   Continued

                                                       THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------

                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
MUNICIPAL BONDS, CONTINUED:
Pennsylvania (33.3%)
 Allegheny County, Hospital
   Development Authority, Allegheny
   General Hospital, Series B,
   VRDN, RB
   3.450%, 09/01/95 (A)............   $   2,000   $   2,000
 Berks County, Industrial
   Development Authority, Sixth and
   Penn Street Project, VRDN, RB
   3.500%, 09/01/95 (A) (C)........         200         200
 Chester County, Industrial
   Development Authority, The Woods
   Project, VRDN, RB
   3.700%, 09/07/95 (A) (C)........       1,200       1,200
 Delaware County, Industrial
   Development Authority, Scott
   Paper Company Project, Series A,
   VRDN, RB
   3.650%, 09/07/95 (A) (C)........         500         500
 Delaware County, Industrial
   Development Authority, United
   Parcel Services Project, Series
   85, VRDN, RB
   3.400%, 09/01/95 (A)............       1,100       1,100
 Langhorne, Hospital Revenue
   Authority, Franciscan Health
   Systems Project, Series C, VRDN,
   RB
   3.400%, 09/01/95 (A) (C)........         600         600
 Montour County, Geisinger Health
   System Authority, Series 1992 B,
   VRDN, RB
   3.250%, 09/01/95 (A) (C)........       1,900       1,900
 Philadelphia, Series A, TRAN
   4.500%, 06/27/96................       1,000       1,004
 Pottsgrove, School District,
   Series A, GO (AMBAC)
   3.750%, 10/15/95................         685         685
 Sayre, Health Care Facility
   Authority, Capital Financing
   Project, Series K, VRDN, RB,
   (AMBAC)
   3.500%, 09/07/95 (A)............         800         800
 Schuylkill County, Industrial
   Development Authority, Westwood
   Energy Project, VRDN, RB
   3.600%, 09/01/95 (A) (C)........       1,000       1,000
 Venango, Industrial Development
   Authority, Scrubgrass Project,
   TECP
   3.500%, 10/06/95................   $     700   $     700
                                                  ---------
                                                     11,689
                                                  ---------
Puerto Rico (2.8%)
 Puerto Rico Government Development
   Bank, TECP
   3.400%, 09/08/95................       1,000       1,000
                                                  ---------
Rhode Island (1.7%)
 State, Health & Education
   Facilities, RB
   5.000%, 09/01/95................         600         600
                                                  ---------
South Carolina (3.4%)
 Charleston County, School
   District, Series A, GO
   4.400%, 02/01/96 (C)............         695         697
 State, Economic Development
   Authority, Wellman Project, VRDN
   3.700%, 09/01/95 (A) (C)........         500         500
                                                  ---------
                                                      1,197
                                                  ---------
Texas (4.3%)
 Houston, Water & Sewer Authority,
   TECP
   4.100%, 11/30/95................       1,500       1,500
                                                  ---------
Virginia (6.0%)
 Hopewell, Industrial Development
   Authority, Hadson Power, Series
   13A, VRDN, RB, AMT
   3.700%, 09/01/95 (A) (C)........       1,100       1,100
 State, Housing & Development
   Authority, Series C, RB
   3.700%, 10/12/95................       1,000       1,000
                                                  ---------
                                                      2,100
                                                  ---------
Wyoming (3.7%)
 Green River, VRDN, RB, AMT
   3.700%, 09/01/95 (A) (C)........       1,300       1,300
                                                  ---------
 Total Municipal Bonds
   (Cost $34,741,426)..............                  34,741
                                                  ---------
 Total Investments (99.1%)
   (Cost $34,741,426)..............                  34,741
                                                  ---------
OTHER ASSETS AND LIABILITIES (0.9%)
Other Assets and Liabilities,
 Net...............................                     322
                                                  ---------

                                   Continued

       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

MUNICIPAL MONEY
MARKET FUND (CONTINUED)

                                                    VALUE
                                                    (000)
                                                  ---------
NET ASSETS:
 Portfolio shares (unlimited
   authorization-no par value)
   based on 35,087,620 outstanding
   shares of beneficial interest...                  35,388
 Accumulated net realized loss on
   investments.....................                    (325)
                                                  ---------
 Total Net Assets: (100.0%)........               $  35,063
                                                  =========
 Net Asset Value, Offering Price
   and Redemption Price Per
   Share...........................               $    1.00
                                                  =========

------------------
(A) Variable Rate Security--The rate reported on the Statement of Net Assets is the rate in effect on August 31, 1995.

(B) Put and Demand features exist requiring the issuer to repurchase the instrument prior to maturity. The maturity date shown is the next demand date.

(C) Securities are held in connection with a letter of credit or other credit support.

AMT--Alternative Minimum Tax

BAN--Bond Anticipation Note

GO--General Obligation

RB--Revenue Bond

TAN--Tax Anticipation Note

TRAN--Tax and Revenue Anticipation Note

TECP--Tax Exempt Commercial Paper

VRDN--Variable Rate Demand Note

The following organizations have provided underlying credit support for certain securities as defined in the Statement of Net Assets:

AMBAC--American Municipal Bond Assurance Company

MBIA--Municipal Bond Insurance Association


NEW JERSEY MUNICIPAL
MONEY FUND

                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
MUNICIPAL BONDS (103.0%)
New Jersey (91.3%)
 Berkeley Heights, BAN
   4.750%, 11/09/95................   $   2,765   $   2,767
 Bernards Township, Sewer
   Authority, RB,
   Prerefunded @ 100
   5.350%, 12/15/95 (B) (C)........       2,000       2,008
 East Windsor, BAN
   4.550%, 04/18/96................       2,000       2,007
 Fort Lee, TAN
   4.000%, 02/02/96................       2,000       2,004
 Galloway Township, BAN
   4.100%, 03/14/96................       1,000       1,002
 Hackensack, BAN, GO
   5.500%, 12/20/95................         850         852
 Jersey City, BAN, GO
   5.250%, 11/17/95................       2,000       2,002
 Mercer County, Improvement
   Authority, BAN
   4.100%, 03/15/96................       1,000       1,002
 Montgomery Township, School
   District Authority, TAN
   5.000%, 03/01/96................       1,500       1,505
 North Brunswick Township, BAN
   3.890%, 05/22/96................         775         776
 Port Authority, Versatile
   Structure Obligation, Series 1,
   VRDN,
   RB, AMT
   3.450%, 09/01/95 (A) (B) (C)....       3,300       3,300
 Port Authority, Versatile
   Structure Obligation, Series 2,
   VRDN, RB
   3.250%, 09/01/95 (A) (B) (C)....       1,400       1,400
 Port Authority, Versatile
   Structure Obligation, Series 3,
   VRDN, RB
   3.300%, 09/01/95 (A) (B) (C)....       1,500       1,500
 Salem County, Pollution Control,
   VRDN, RB
   3.700%, 09/01/95 (A) (B)........         500         500
 Sayreville, TAN
   4.000%, 04/16/96................       1,500       1,503
 State, Economic Development
   Authority, TECP
   3.900%, 09/01/95 (C)............       1,000       1,000

    The accompanying notes are an integral part of the financial statements.

                                                       THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------

                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
 State, Economic Development
   Authority, 400 International
   Drive Partners Project, VRDN, RB
   3.250%, 09/01/95 (A) (B) (C)....   $     700   $     700
 State, Economic Development
   Authority, Filtra Corporation
   Project, VRDN, RB
   3.650%, 09/07/95 (A) (B) (C)....       1,000       1,000
 State, Economic Development
   Authority, First Management
   Fellowship Project, Series B,
   VRDN, RB
   3.550%, 09/06/95 (A) (B) (C)....       1,000       1,000
 State, Economic Development
   Authority, Franciscan Oaks
   Project, Series B, VRDN, RB
   3.400%, 09/06/95 (A) (B) (C)....         400         400
 State, Economic Development
   Authority, Hillcrest Health
   Services Systems Project, VRDN,
   RB
   3.350%, 09/06/95 (A) (B) (C)....         600         600
 State, Economic Development
   Authority, Hoffman-La Roche
   Project, VRDN, RB, AMT
   3.350%, 09/01/95 (A) (B) (C)....         700         700
 State, Economic Development
   Authority, Natural Gas
   Facilities, Series A, VRDN, RB,
   (AMBAC)
   3.050%, 09/01/95 (A) (B)........         900         900
 State, Economic Development
   Authority, Pollution Control,
   Exxon Project, VRDN, RB
   3.350%, 09/01/95 (A) (B)........       1,700       1,700
 State, Economic Development
   Authority, Russell Berrie
   Project, VRDN, RB
   3.350%, 09/06/95 (A) (B) (C)....         200         200
 State, Economic Development
   Authority, Series C-1, VRDN, RB
   3.650%, 09/07/95 (A) (B) (C)....         530         530
 State, Economic Development
   Authority, Series J, VRDN, RB,
   AMT 3.600%, 09/06/95 (A) (B)
   (C).............................         650         650
 State, Health Care Facilities
   Hospital, Capital Asset
   Financing, Series A, VRDN, RB
   3.350%, 09/07/95 (A) (B)........   $     600   $     600
 State, Health Care Facilities
   Hospital, Capital Asset
   Financing, Series D, VRDN, RB
   3.350%, 09/07/95 (A) (B)........         200         200
 State, Health Care Facilities
   Hospital, Hospital And Nursing
   Home Improvement, VRDN, RB
   3.350%, 09/07/95 (A) (B)........         200         200
 State, Highway Authority, Garden
   State Parkway Project, RB,
   Prerefunded @ 102
   7.125%, 01/01/96 (B) (C)........       1,740       1,793
 State, Transportation Trust Fund,
   Series A, RB
   4.500%, 12/15/95................       1,000         999
 State, Turnpike Authority, Series
   D, VRDN, RB
   3.050%, 09/06/95 (A) (B)........       4,000       3,999
 Union County, Industrial Pollution
   Control, Exxon Project, VRDN, RB
   3.250%, 09/01/95 (A) (B)........       1,000       1,000
 Woodbridge Township, BAN, GO
   4.480%, 10/06/95................       3,000       3,000
                                                  ---------
                                                     45,299
                                                  ---------
Oregon (1.4%)
 Port of Saint Helens, Pollution
   Control, General Electric
   Project, Series A, VRDN, RB, AMT
   3.650%, 09/01/95 (A) (B) (C)....         700         700
                                                  ---------
Puerto Rico (10.3%)
 Government Development Bank, TECP
   3.400%, 09/08/95................       2,000       2,000
 Government Development Bank, VRDN,
   RB
   3.200%, 09/06/95 (A) (B) (C)....       3,100       3,100
                                                  ---------
                                                      5,100
                                                  ---------

                                    Continued

       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       NEW JERSEY MUNICIPAL
       BOND FUND (CONTINUED)

                                                    VALUE
                                                    (000)
                                                  ---------
MUNICIPAL BONDS, CONCLUDED:
Puerto Rico, continued:
Total Municipal Bonds (Cost
 $51,098,548)......................               $  51,099
                                                  ---------
Total Investments (103.0%) (Cost
 $51,098,548)......................                  51,099
                                                  ---------
OTHER ASSETS AND LIABILITIES
 (-3.0%)
Other Assets and Liabilities,
 Net...............................                  (1,471)
                                                  ---------
NET ASSETS:
Portfolio shares (unlimited
 authorization-no par value) based
 on 49,635,696 outstanding shares
 of beneficial interest............                  49,636
Accumulated net realized loss on
 investments.......................                      (8)
                                                  ---------
Total Net Assets: (100.0%).........               $  49,628
                                                  =========
Net Asset Value, Offering Price and
 Redemption Price Per Share........               $    1.00
                                                  =========

------------------
(A) Variable Rate Security--The rate reported on the Statement of Net Assets is the rate in effect on August 31, 1995. The date shown is the next reset date.

(B) Put and Demand features exist requiring the issuer to repurchase the instrument prior to maturity. The maturity date shown is the next demand date.

(C) Securities are held in connection with a letter of credit or other credit support.

AMT--Alternative Minimum Tax

BAN--Bond Anticipation Note

GO--General Obligation

RB--Revenue Bond

TAN--Tax Anticipation Note

TECP--Tax Exempt Commercial Paper

VRDN--Variable Rate Demand Note

The following organizations have provided underlying credit support for certain securities as defined in the Statement of Net Assets:

AMBAC--American Municipal Bond Assurance Company


PENNSYLVANIA MUNICIPAL
MONEY FUND

                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
MUNICIPAL BONDS (98.9%)
Pennsylvania (98.0%)
 Allegheny County, Mortgage Backed
   Security Program, Series F, RB
   4.375%, 06/01/96 (B) (C)........   $     975   $     975
 Allegheny County, Mortgage Backed
   Security Program, Series G, RB
   4.600%, 06/01/96 (B) (C)........         250         250
 Beaver County, Industrial
   Development Authority, Duquesne
   Light Project, Series A, VRDN,
   RB
   3.550%, 09/06/95 (A) (B) (C)....         500         500
 Beaver County, Industrial
   Development Authority, Duquesne
   Light Project, Series B, VRDN,
   RB
   3.550%, 09/06/95 (A) (B) (C)....       1,000       1,000
 Berks County, Industrial
   Development Authority, VRDN, RB
   3.800%, 09/01/95 (A) (B) (C)....         700         700
 Carbon County, TECP
   3.850%, 12/18/95................       1,000       1,000
 Chartiers Valley, Industrial And
   Commercial Development
   Authority, William Penn Place
   Project, VRDN, RB
   4.300%, 09/01/95 (A) (B) (C)....         200         200
 Delaware County, Industrial
   Development Authority, Scott
   Paper Project, Series A, VRDN,
   RB
   3.650%, 09/06/95 (A) (B) (C)....         500         500
 Delaware County, Industrial
   Development Authority, Scott
   Paper Project, Series C, VRDN,
   RB
   3.650%, 09/06/95 (A) (B) (C)....         900         900
 Delaware County, Industrial
   Development Authority, United
   Parcel Services Project, Series
   85, VRDN, RB
   3.400%, 09/01/95 (A) (B)........         500         500
 Emmaus, Subseries B-10, VRDN, RB
   3.700%, 09/06/95 (A) (B) (C)....       1,800       1,800

                                   Continued

                                                       THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------

                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
 Franklin County, Industrial
   Development Authority,
   Guarriello LP Project, Series A,
   VRDN, RB
   3.900%, 09/06/95 (A) (B) (C)....   $     945   $     945
 Langhorne, Hospital Revenue
   Authority, Franciscan Health
   Systems Project, Series C, VRDN,
   RB
   3.400%, 09/01/95 (A) (B) (C)....         400         400
 Langhorne, Hospital Revenue
   Authority, Franciscan Health
   Systems, Series B, VRDN, RB
   3.400%, 09/01/95 (A) (B) (C)....         250         250
 Lehigh County, Industrial
   Development Authority, Pollution
   Control, VRDN, RB
   3.700%, 09/01/95 (A) (B) (C)....         900         900
 Luzerne County, Industrial
   Development Authority, VRDN, RB,
   AMT
   3.850%, 09/06/95 (A) (B) (C)....       1,495       1,495
 Montgomery County, Industrial
   Development Authority, Quaker
   Chemical Project, VRDN, RB
   3.900%, 09/01/95 (A) (B) (C)....         500         500
 Montgomery County, Industrial
   Development Authority, TECP
   3.550%, 11/02/95 (C)............       1,000       1,000
   3.750%, 11/16/95 (C)............         500         500
 Montour County, Health System
   Authority, Geisinger Project,
   Series B, VRDN, RB
   3.250%, 09/01/95 (A) (B) (C)....       1,000       1,000
 Moon, Industrial Development
   Authority, Flex-One Thorn Run
   Project, VRDN, RB
   3.850%, 09/01/95 (A) (B) (C)....       2,100       2,101
 Northeastern, Hospital Authority,
   TECP, (MBIA)
   3.950%, 09/01/95................         600         600
   3.700%, 09/11/95................         500         500
   3.800%, 12/13/95................         500         500
 Philadelphia, Hospital And Higher
   Education Facilities Authority,
   Children's Hospital Project,
   VRDN, RB
   3.250%, 09/01/95 (A) (B) (C)....       1,000       1,000
 Philadelphia, Hospital and Higher
   Education Facilities Authority,
   Frankford Hospital Project, RB
   4.000%, 01/01/96 (C)............   $     650   $     650
 Philadelphia, Industrial
   Development Authority, Harbor
   View Towers Project, VRDN, RB
   3.750%, 09/07/95 (A) (B) (C)....       1,550       1,550
 Philadelphia, Series A, TRAN, GO
   4.500%, 06/27/96................       1,000       1,004
 Pittsburgh, Equipment Leasing
   Authority, RB, (AMBAC)
   6.400%, 10/01/95................         500         501
 Sayre, Health Care Facilities
   Authority, Capital Financing
   Project, Series H, VRDN, RB,
   (AMBAC)
   3.500%, 09/06/95 (A) (B)........         290         290
 Schuylkill County, Industrial
   Development Authority, Westwood
   Energy Project, VRDN, RB
   3.600%, 09/01/95 (A) (B) (C)....       1,300       1,300
 Schuylkill County, Industrial
   Develpment Authority, Pine Grove
   Landfill Project, VRDN, RB
   3.750%, 09/01/95 (A) (B) (C)....       1,000       1,000
 State, Economic Development
   Authority, Series A1, VRDN, RB
   3.900%, 09/06/95 (A) (B) (C)....       1,825       1,825
 State, Energy Development
   Authority, B & W Edensburg
   Project, VRDN, RB, AMT
   3.550%, 09/06/95 (A) (B) (C)....         510         510
   3.550%, 09/06/95 (A) (B) (C)....         100         100
 State, Energy Development
   Authority, Piney Creek Project,
   Series A, VRDN, RB, AMT
   3.700%, 09/06/95 (A) (B) (C)....         100         100
 State, GO
   5.500%, 11/15/95................       1,000       1,002
 State, Higher Education Authority,
   Series A, VRDN, RB, AMT
   3.750%, 09/06/95 (A) (B) (C)....   $     500   $      500
 State, Higher Education Authority,
   Series B, VRDN, RB, AMT
   3.750%, 09/06/95 (A) (B) (C)....         300         300

                                   Continued

       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       PENNSYLVANIA MUNICIPAL
       BOND FUND (CONTINUED)

                                                    VALUE
                                       SHARES       (000)
                                     -----------  ---------
MUNICIPAL BONDS, CONTINUED:
Pennsylvania, continued:
 State, Higher Education Authority,
   Temple University Project, VRDN,
   RB
   3.250%, 09/01/95 (A) (B)........         300   $     300
 State, Housing Finance Agency,
   Series O, RB, AMT
   4.875%, 04/01/96................       2,000       2,000
 State, Industrial Development
   Authority, RB, (AMBAC)
   5.000%, 01/01/96................       1,250       1,252
 State, RB
   5.250%, 04/05/96 (C)............       1,500       1,507
 Temple University, University
   Funding Obligation, RB
   5.000%, 05/22/96 (C)............       1,500       1,507
 Upper Allegheny, Sanitation
   Authority, Series B, RB
   4.500%, 01/15/96 (B)............       1,500       1,503
 Venango, Industrial Development
   Authority, Scrubgrass Project,
   TECP
   3.500%, 10/06/95................       1,000       1,000
 Western Wayne, School District
   Authority, Series AA, GO,
   Prerefunded @ 100
   6.650%, 10/15/95 (B)............       1,000       1,003
                                                  ---------
                                                     40,720
                                                  ---------
Oregon (0.9%)
 Port of Saint Helens, Pollution
   Control, General Electric
   Project, Series A, VRDN, RB, AMT
   3.650%, 09/01/95 (A) (B) (C)....         400         400
                                                  ---------
 Total Municipal Bonds
   (Cost $41,119,872)..............                  41,120
                                                  ---------
 Total Investments (98.9%)
   (Cost $41,119,872)..............                  41,120
                                                  ---------
OTHER ASSETS AND LIABILITIES (1.1%)
Other Assets and Liabilities,
 Net...............................                     445
                                                  ---------
NET ASSETS:
 Portfolio shares (unlimited
   authorization-no par value)
   based on 41,565,150 outstanding
   shares of beneficial interest...                  41,565
                                                  ---------
 Total Net Assets: (100.0%)........               $  41,565
                                                  =========
 Net Asset Value, Offering Price
   and Redemption Price Per
   Share...........................               $    1.00
                                                  =========

------------------
(A) Variable Rate Security--The rate reported on the Statement of Net Assets is the rate in effect on August 31, 1995. The date shown is the next reset date.

(B) Put and Demand features exist requiring the issuer to repurchase the instrument prior to maturity. The maturity date shown is the next demand date.

(C) Securities are held in connection with a letter of credit or other credit support.

AMT--Alternative Minimum Tax

GO--General Obligation

RB--Revenue Bond

TECP--Tax Exempt Commercial Paper

TRAN--Tax and Revenue Anticipation Note

VRDN--Variable Rate Demand Note

The following organizations have provided underlying credit support for certain securities as defined in the Statement of Net Assets:

AMBAC--American Municipal Bond Assurance Company

MBIA--Municipal Bond Insurance Association


EQUITY INCOME FUND

                                                    MARKET
                                                     VALUE
                                        SHARES       (000)
                                      -----------  ---------
COMMON STOCKS (91.7%)
Air Conditioning (0.8%)
 York International.................      63,200   $   2,812
                                                   ---------
Air Transportation (0.6%)
 AMR*...............................      28,000       1,974
                                                   ---------
Aircraft (4.1%)
 BE Aerospace*......................     239,800       1,799
 Boeing.............................      52,500       3,347
 Flightsafety International.........      51,000       2,263
 Sequa, Class A*....................      94,900       2,527
 United Technologies................      50,000       4,168
                                                   ---------
                                                      14,104
                                                   ---------
Aluminum (6.2%)
 Aluminum of America................     369,400      21,102
                                                   ---------
Banks (1.8%)
 California Federal Bank*...........     143,462       2,242
 Coast Savings Financial*...........      63,600       1,773
 Long Island Bancorp................      83,800       2,126
                                                   ---------
                                                       6,141
                                                   ---------
Building & Construction (2.3%)
 Centex Construction*...............     251,000       3,262
 Ryland Group.......................     113,500       1,788
 Southdown*.........................     144,300       2,742
                                                   ---------
                                                       7,792
                                                   ---------
Building & Construction Supplies
 (0.6%)
 CBI Industries.....................      82,000       2,009
                                                   ---------

                                   Continued

                                                       THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------

                                                    MARKET
                                                     VALUE
                                        SHARES       (000)
                                      -----------  ---------
COMMON STOCKS, CONTINUED:
Chemicals (2.1%)
 IMC Global.........................      70,000   $   4,428
 Rhone Poulenc S.A., ADR............      31,089         645
 Technip ADS*.......................      65,700       2,105
                                                   ---------
                                                       7,178
                                                   ---------
Communications Equipment (0.4%)
 Alcatel Alsthom, ADR...............      61,500       1,230
                                                   ---------
Computers & Services (0.8%)
 BMC Software*......................      60,800       2,592
                                                   ---------
Drilling Oil & Gas Wells (0.8%)
 Noble Drilling*....................     336,400       2,691
                                                   ---------
Electric Utilities (5.3%)
 Central Vermont Public Service.....     193,100       2,655
 CMS Energy.........................      65,300       1,608
 Entergy............................      72,100       1,730
 New York State Electric & Gas......      49,100       1,185
 Niagara Mohawk Power...............     462,200       5,546
 SCE................................      40,000         665
 Unicom.............................     171,900       4,835
                                                   ---------
                                                      18,224
                                                   ---------
Electronic & Other Electrical
 Equipment (0.4%)
 Raychem............................      33,700       1,479
                                                   ---------
Financial Services (2.0%)
 Brascan Limited, Class A...........     101,700       1,665
 Lehman Brothers Holding............     213,560       5,072
                                                   ---------
                                                       6,737
                                                   ---------
Food, Beverage & Tobacco (5.9%)
 Chiquita Brands International......     123,000       1,937
 DiMon..............................     201,500       3,526
 Interstate Bakeries................     253,600       4,945
 Universal-Virginia.................     428,600       9,644
                                                   ---------
                                                      20,052
                                                   ---------
Gas/Natural Gas (2.4%)
 Enserch............................      55,100         902
 Gulf Canada Resources*.............     232,600       1,090
 National Fuel Gas..................      25,000         703
 Seagull Energy*....................     247,500       4,981
 Washington Energy..................      25,000         416
                                                   ---------
                                                       8,092
                                                   ---------
Glass Products (1.0%)
 Corning............................     109,500       3,572
                                                   ---------
Insurance (13.8%)
 Ace Limited........................     264,700   $   8,140
 American Financial Group...........     130,000       4,014
 Brierley Investments, ADR*.........      62,500         926
 Chubb..............................      89,100       8,130
 Cigna..............................     184,800      17,880
 Enhance Financial Services.........      26,400         535
 Horace Mann Educators..............      60,100       1,705
 Loews..............................      20,800       2,733
 Old Republic International.........     110,000       3,039
 Zurich Reinsurance Centre*.........      12,500         369
                                                   ---------
                                                      47,471
                                                   ---------
Lodging (0.1%)
 Red Lion Hotels*...................       8,900         206
                                                   ---------
Lumber & Wood Products (0.2%)
 Georgia-Pacific....................       9,000         810
                                                   ---------
Machinery (1.2%)
 Cooper Cameron*....................      37,338         882
 Cooper Industries..................      42,505       1,615
 Crane..............................      25,000         900
 Wyman-Gordan*......................      49,700         640
                                                   ---------
                                                       4,037
                                                   ---------
Marine Transportation (2.0%)
 Alexander & Baldwin................     138,700       3,156
 OMI*...............................     198,300       1,537
 Overseas Shipholding Group.........      40,400         843
 Teekay Shipping*...................      61,600       1,463
                                                   ---------
                                                       6,999
                                                   ---------
Metals & Mining (0.6%)
 Potash of Saskatchewan.............      35,800       2,036
                                                   ---------
Paper & Paper Products (6.5%)
 Boise Cascade......................      50,200       2,152
 International Paper................     150,800      12,346
 Kimberly-Clark.....................      65,000       4,152
 Willamette Industries..............      53,200       3,658
                                                   ---------
                                                      22,308
                                                   ---------
Petroleum (12.4%)
 Amerada Hess.......................      79,000       3,743
 Ashland............................     108,900       3,566
 Atlantic Richfield.................      14,100       1,539
 Burlington Resources...............     122,100       4,960
 Imperial Oil.......................      45,500       1,632
 Nordsk Hydro A.S., ADR.............      66,000       2,789
 Oryx Energy*.......................     268,000       3,618
 Petroleum Heat & Power,
   Class A..........................     443,700       3,661

                                   Continued

       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       EQUITY INCOME FUND (CONTINUED)

                                        SHARES/     MARKET
                                      FACE AMOUNT    VALUE
                                         (000)       (000)
                                      -----------  ---------
 Phillips Petroleum................     116,600   $   3,833
 Shell Transport & Trading.........      10,000         694
 Sun...............................      81,832       2,179
 Unocal............................     153,000       4,456
 USX-Marathon Group................     284,500       5,867
                                                  ---------
                                                     42,537
                                                  ---------
Photographic Equipment & Supplies
 (2.0%)
 Eastman Kodak.....................     121,000       6,973
                                                  ---------
Printing & Publishing (1.2%)
 Jostens...........................     169,000       4,056
                                                  ---------
Railroads (0.8%)
 Canadian Pacific..................     171,800       2,899
                                                  ---------
Real Estate (4.2%)
 American Real Estate Partners*....     138,826       1,041
 Equity Inns.......................      14,400         171
 Essex Property Trust..............     161,000       2,797
 Koger Equity*.....................     230,500   $   2,147
 Newhall Land & Farming............     204,200       2,757
 RFS Hotel Investors...............      18,000         257
 Starwood Lodging*.................      26,600         708
 Storage Equities..................     101,900       1,872
 Sun Communities...................     104,200       2,618
                                                  ---------
                                                     14,368
                                                  ---------
Refuse Systems (1.0%)
 WMX Technologies..................     118,100       3,469
                                                  ---------
Retail (1.5%)
 Hills Department Stores*..........     119,251       1,610
 Kmart.............................     254,700       3,470
                                                  ---------
                                                      5,080
                                                  ---------
Rubber & Plastic (1.0%)
 Goodrich B. F.....................      58,000       3,451
                                                  ---------
Steel & Steel Works (0.4%)
 Precision Castparts...............      45,500       1,541
                                                  ---------
Telephones & Telecommunication
 (5.3%)
 BCE...............................     249,900       8,028
 Comsat............................     242,500       5,638
 Portugal Telecom S.A., ADR*.......      60,100       1,089
 Worldcom*.........................      95,614       3,221
                                                  ---------
                                                     17,976
                                                  ---------
 Total Common Stocks
   (Cost $267,087,713).............                 313,998
                                                  ---------
CONVERTIBLE PREFERRED STOCKS (4.9%)
 Boise Cascade, 7.48% Series G.....   $  99,800       3,555
 Glendale Federal Savings Bank,
   8.75% Series E..................     211,450       8,854
 Reynolds Metals Company, 7.00%
   Series..........................   $  65,600   $   3,518
 Santa Fe Energy Resources,
   Series A........................     100,000         963
                                                  ---------
 Total Convertible Preferred Stocks
   (Cost $11,412,368)..............                  16,890
                                                  ---------
RIGHTS (0.0%)
 California Federal Bank*..........      14,346          95
 Total Rights
   (Cost $62,764)..................                      95
                                                  ---------
CONVERTIBLE BONDS (1.4%)
 AMR
   6.125%, 11/01/24................       4,775       4,823
                                                  ---------
 Total Convertible Bonds
   (Cost $4,485,563)...............                   4,823
                                                  ---------
REPURCHASE AGREEMENT (1.5%)
 Paine Webber, 5.80%, dated
   08/31/95, matures 09/01/95,
   repurchase price $5,044,813
   (collateralized by U.S. Treasury
   Bond, par value $4,925,000,
   11.50%, 11/15/95, market value
   $5,149,703).....................   $   5,044   $   5,044
                                                  ---------
 Total Repurchase Agreement
   (Cost $5,044,000)...............                   5,044
                                                  ---------
 Total Investments (99.5%)
   (Cost $288,092,408).............                 340,850
                                                  ---------
OTHER ASSETS AND LIABILITIES (0.5%)
Other Assets and Liabilities,
 Net...............................                   1,834
                                                  ---------
NET ASSETS:
 Portfolio shares (unlimited
   authorization-no par value)
   based on 24,375,121 outstanding
   shares of beneficial interest...                 278,118
 Accumulated net realized gain on
   investments.....................                  11,809
   Net unrealized appreciation
     investments...................                  52,758
 Distributions in excess of net
   investment income...............                      (1)
                                                  ---------
 Total Net Assets: (100.0%)........               $ 342,684
                                                  =========
 Net Asset Value and Redemption
   Price Per Share.................               $   14.06
                                                  =========
 Maximum Public Offering Price Per
   Share ($14.06/95.50%)...........               $   14.72
                                                  =========

------------------
*Non-income producing security

ADR--American Depository Receipt

                                   Continued

                                                       THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------

         GROWTH FUND

                                                    MARKET
                                                     VALUE
                                        SHARES       (000)
                                      -----------  ---------
COMMON STOCKS (97.6%)
Air Conditioning (1.1%)
 York International.................      38,700   $   1,722
                                                   ---------
Autoparts (1.5%)
 Autozone*..........................      90,100       2,421
                                                   ---------
Banks (4.5%)
 First Bank System..................      90,400       4,124
 State Street Boston................      82,000       3,024
                                                   ---------
                                                       7,148
                                                   ---------
Broadcasting, Newspapers &
   Advertising (3.9%)
 Comcast, Special Class A...........     150,000       3,206
 Viacom, Class B*...................      60,000       2,918
                                                   ---------
                                                       6,124
                                                   ---------
Building & Construction (1.0%)
 Foster Wheeler.....................      44,900       1,656
                                                   ---------
Chemical and Allied Products (6.0%)
 Air Products and Chemicals.........      26,800       1,437
 Engelhard..........................      85,500       2,415
 Nalco Chemical.....................      67,500       2,363
 Zeneca Group PLC, ADR..............      65,000       3,364
                                                   ---------
                                                       9,579
                                                   ---------
Communication Services (1.5%)
 MFS Communications*................      52,000       2,301
                                                   ---------
Communications Equipment (3.2%)
 Motorola...........................      37,000       2,766
 Nokia, Class A, ADR................      33,000       2,289
                                                   ---------
                                                       5,055
                                                   ---------
Computer Software (4.0%)
 Compuware*.........................      62,000       1,403
 Microsoft*.........................      27,000       2,497
 Novell*............................     138,000       2,484
                                                   ---------
                                                       6,384
                                                   ---------
Computer and Office Equipment (4.1%)
 Computer Sciences*.................      50,000       3,013
 Hewlett Packard....................      44,000       3,520
                                                   ---------
                                                       6,533
                                                   ---------
Electronic Components (4.8%)
   AMP..............................      72,000   $   2,925
 General Instrument*................      71,000       2,592
 Hubbell, Class B...................      37,000       2,169
                                                   ---------
                                                       7,686
                                                   ---------
Financial Services (0.8%)
 American Express...................      29,700       1,199
                                                   ---------
Food & Beverage (4.5%)
 Pepsico............................      66,000       2,987
 Sara Lee...........................      91,800       2,547
 Sysco..............................      55,300       1,590
                                                   ---------
                                                       7,124
                                                   ---------
Insurance (6.0%)
 Ace Limited........................     114,000       3,505
 American International Group.......      39,750       3,205
 American Re Insurance..............      70,200       2,808
                                                   ---------
                                                       9,518
                                                   ---------
Mining (1.0%)
 Minnesota Mining and
   Manufacturing....................      27,500       1,502
                                                   ---------
Miscellaneous Business Services
   (4.9%)
 Automatic Data Processing..........      42,000       2,730
 Dun & Bradstreet...................      32,000       1,852
 Policy Management Systems*.........      44,000       2,178
 Sensormatic Electronics............      51,000       1,071
                                                   ---------
                                                       7,831
                                                   ---------
Mortgage Bankers (2.4%)
 Federal National Mortgage
   Association......................      40,000       3,815
                                                   ---------
Nursing Care Facilities (1.2%)
 Beverly Enterprises*...............     138,000       1,829
                                                   ---------

Oil Services (1.4%)
 Schlumberger.......................      34,500       2,225
                                                   ---------
Paper & Paper Products (3.1%)
 International Paper................      21,900       1,793
 Kimberly-Clark.....................      50,000       3,194
                                                   ---------
                                                       4,987
                                                   ---------
Petroleum (7.1%)
 Amoco..............................      54,000       3,443
 Burlington Resources...............      54,000       2,194

                                   Continued

       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       GROWTH FUND (CONTINUED)

                                                   MARKET
                                                    VALUE
                                       SHARES       (000)
                                     -----------  ---------
COMMON STOCKS, CONCLUDED:
Petroleum, continued:
 Noble Affiliates..................      69,000   $   1,906
 Unocal............................     125,000       3,640
                                                  ---------
                                                     11,183
                                                  ---------
Pharmaceuticals (10.4%)
 Abbott Laboratories...............      70,000       2,713
 Genetics Institute*...............      54,000       2,120
 Hafslund Nycomed-Cl B, ADR........      92,889       2,229
 Mallinckrodt Group................      50,700       1,908
 Morton International..............      90,500       2,941
 Perrigo*..........................     100,000       1,350
 Pfizer............................      64,000       3,159
 Rhone Poulenc Rorer...............       2,200          97
                                                  ---------
                                                     16,517
                                                  ---------
Printing & Publishing (4.0%)
 E.W. Scripps......................      66,000       2,219
 Knight-Ridder.....................      26,800       1,508
 Scholastic*.......................      43,000       2,634
                                                  ---------
                                                      6,361
                                                  ---------
Retail (4.8%)
 Home Depot........................      33,300       1,328
 May Department Stores.............      56,000       2,373
 Wal-Mart Stores...................     159,000       3,915
                                                  ---------
                                                      7,616
                                                  ---------
Rubber & Plastic (2.4%)
 Illinois Tool Works...............      63,000       3,859
                                                  ---------
Telephones & Telecommunication (6.6%)
 AT&T..............................      72,500       4,095
 L.M. Ericsson Telephone, ADR......     148,000       3,164
 Vodafone Group, ADR...............      75,000       3,141
                                                  ---------
                                                     10,400
                                                  ---------
Trucking (1.4%)
 M.S. Carriers*....................     120,200       2,254
                                                  ---------
 Total Common Stocks
   (Cost $127,914,695).............               $ 154,829
                                                  ---------
REPURCHASE AGREEMENT (2.1%)
 Paine Webber, 5.80%, dated
   08/31/95, matures 09/01/95,
   repurchase price $3,267,526
   (collateralized by United States
   Treasury Note, par value
   $3,345,000, 4.375%, 11/15/96,
   market value $3,332,945)........                   3,267
                                                  ---------
 Total Repurchase Agreement
   (Cost $3,267,000)...............                   3,267
                                                  ---------
 Total Investments (99.7%)
   (Cost $131,181,695).............                 158,096
                                                  ---------
OTHER ASSETS AND LIABILITIES (0.3%)
Other Assets and Liabilities,
  Net..............................                     450
                                                  ---------
NET ASSETS:
 Portfolio shares (unlimited
   authorization--no par value)
   based on 12,264,782 outstanding
   shares of beneficial interest...                 129,039
 Accumulated net realized gain on
   investments.....................                   2,593
 Net unrealized appreciation on
   investments.....................                  26,914
                                                  ---------
 Total Net Assets: (100.0%)........               $ 158,546
                                                  =========
 Net Asset Value and Redemption
   Price Per Share.................               $   12.93
                                                  =========
 Maximum Public Offering Price Per
   Share ($12.93/95.50%)...........               $   13.54
                                                  =========

---------------
*Non-income producing security
ADR--American Depository Receipt
PLC--Public Limited Company

    The accompanying notes are an integral part of the financial statements.

                                                       THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------

         SMALL COMPANY FUND

                                                    MARKET
                                                     VALUE
                                        SHARES       (000)
                                      -----------  ---------
COMMON STOCKS (91.4%)
Aircraft (0.1%)
 Simula*............................       1,300   $      35
                                                   ---------
Apparel/Textiles (3.0%)
 Ashworth*..........................       4,200          29
 Nautica Enterprises*...............      10,400         329
 Tommy Hilfiger*....................      13,200         443
                                                   ---------
                                                         801
                                                   ---------
Autoparts (0.2%)
 Edelbrock*.........................       2,700          42
                                                   ---------
Bicycles (0.1%)
 Cannondale*........................       2,100          34
                                                   ---------
Biotechnology (1.3%)
 Northfield Laboratories*...........       2,000          34
 Ostex International*...............       1,200          20
 Watson Pharmaceuticals*............       6,800         282
                                                   ---------
                                                         336
                                                   ---------
Casinos (1.5%)
 Players International*.............      10,600         223
 Station Casinos*...................       8,800         171
                                                   ---------
                                                         394
                                                   ---------
Computer Hardware (13.6%)
 Alantec*...........................       7,100         284
 Auspex Systems*....................       2,500          39
 Chips & Technologies*..............       3,200          44
 Cognex*............................       6,200         309
 Cybex Computer Products*...........       2,800          64
 Digital Link*......................       1,300          31
 Hutchinson Technology*.............       5,000         391
 Key Tronic*........................       4,800          73
 Komag*.............................       9,100         566
 Quantum*...........................      19,900         478
 Read-Rite*.........................      14,900         610
 Stormedia*.........................       7,200         299
 Western Digital*...................      19,200         396
                                                   ---------
                                                       3,584
                                                   ---------
Computer Software (12.7%)
 Altera*............................       7,100         445
 Applix*............................       1,200          34
 Aspen Technology*..................       2,200          59
 Diamond Multimedia Systems*........       2,000          54
 Discreet Logic*....................       3,500         142
 Electronic Arts*...................       6,000         228
 Integrated Silicon Systems*........       8,700         248
 Intersolv*.........................       2,200          43
 Minnesota Educational
   Computing*.......................       1,800   $      52
 National Instruments*..............       2,600          56
 Number Nine Visual Technology*.....       2,600          47
 Oak Technology*....................      10,900         478
 Parametric Technology*.............       7,200         398
 Phamis*............................       1,600          43
 Pinnacle Systems*..................       1,300          35
 Platinum Software*.................      13,400         157
 Project Software & Development*....       1,000          29
 Softdesk*..........................       2,300          56
 Summit Medical Systems*............       1,900          29
 Synopsys*..........................       7,500         435
 System Software Associates.........       7,900         249
 Wind River Systems*................       1,900          35
                                                   ---------
                                                       3,352
                                                   ---------
Cosmetics (0.1%)
 Thermolase*........................       1,400          28
                                                   ---------
Electrical Equipment (1.8%)
 Brooks Automation*.................       2,400          43
 Gasonics International*............       3,300         115
 Level One Communications*..........       1,600          40
 Microchip Technology*..............       7,500         284
                                                   ---------
                                                         482
                                                   ---------
Electronics (8.5%)
 Brooktree*.........................       4,000          80
 Cincinnati Microwave*..............      13,500         243
 GTI*...............................      15,400         337
 Harman International*..............       5,565         248
 Mackie Designs*....................       3,300          50
 Silicon Valley Group*..............       3,500         151
 Tencor Instrument*.................       9,400         407
 Teradyne*..........................       9,600         364
 Ultratech Stepper*.................       9,100         359
                                                   ---------
                                                       2,239
                                                   ---------
Environmental Services (0.2%)
 U.S. Filter*.......................       2,200          48
                                                   ---------
Financial Services (0.2%)
 Credit Acceptance*.................       1,400          30
 Sirrom Capital.....................       1,700          28
                                                   ---------
                                                          58
                                                   ---------
Food Processing (0.1%)
 Opta Food Ingredients*.............       1,700          27
                                                   ---------
Health & Allied Services (2.8%)
 Community Health Systems*..........       4,600         177

                                   Continued

       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       SMALL COMPANY FUND (CONTINUED)

                                                    MARKET
                                                     VALUE
                                        SHARES       (000)
                                      -----------  ---------
COMMON STOCKS, CONTINUED:
Health & Allied Services, continued:
 Healthsouth Rehabilitation*........       8,400   $     198
 Horizon Mental Health
   Management*......................       1,400          21
 Horizon/CMS Healthcare*............       9,500         209
 Integrated Health Services*........       4,500         134
                                                   ---------
                                                         739
                                                   ---------
Health Maintenance Organizations (2.1%)
 Healthsource*......................       6,800         272
 Inphynet Medical Management*.......       1,400          31
 Mid Atlantic Medical Services*.....       8,600         160
 Physicians Health Services*........       2,500          70
 United American Healthcare*........       1,800          20
                                                   ---------
                                                         553
                                                   ---------
Insurance (0.2%)
 Compdent*..........................       1,600          44
                                                   ---------
Lodging (1.8%)
 Doubletree*........................       2,600          50
 Laquinta Inns......................      14,300         429
                                                   ---------
                                                         479
                                                   ---------
Machinery (4.1%)
 Computational Systems*.............         900          14
 Duracraft*.........................       7,800         311
 FSI International*.................      12,700         448
 Novellus Systems*..................       4,300         317
                                                   ---------
                                                       1,090
                                                   ---------
Medical Supplies (1.2%)
 Avecor Cardiovascular*.............       2,700          36
 Resmed*............................       2,200          33
 Tecnol Medical Products*...........      10,300         187
 Thermedics*........................       2,700          52
                                                   ---------
                                                         308
                                                   ---------
Miscellaneous Business Services
 (0.9%)
 ABR Information Services*..........       2,800          63
 Accustaff*.........................       1,500          42
 Career Horizons*...................       1,600          40
 Healthplan Services*...............       1,600          30
 National Wireless Holdings*........       2,600          34
 Transaction Systems Architects*....       1,300          32
                                                   ---------
                                                         241
                                                   ---------
Miscellaneous Manufacturing (0.2%)
 Chicago Miniature Lamp*............       2,600          44
                                                   ---------
Oil & Gas Field Services (0.5%)
 Weatherford International*.........      10,600         139
                                                   ---------
Oil and Gas Exploration (1.5%)
 Barrett Resources*.................       8,700   $     188
 Belden & Blake*....................       2,100          34
 Reading & Bates*...................      13,800         167
                                                   ---------
                                                         389
                                                   ---------
Printing & Publishing (0.4%)
 Mecklermedia*......................       2,600         110
                                                   ---------
Radio and Broadcasting Stations
 (0.9%)
 American Radio Systems*............       8,200         234
                                                   ---------
Real Estate (0.4%)
 Felcor Suite Hotels................       2,000          54
 NHP*...............................       1,200          16
 Winston Hotels.....................       3,000          33
                                                   ---------
                                                         103
                                                   ---------
Restaurants (7.0%)
 Apple South........................       9,600         235
 Applebees International............       7,600         228
 Daka International*................         400          11
 Dave & Buster's*...................       1,800          31
 Lone Star Steakhouse & Saloon*.....      13,100         524
 Longhorn Steak*....................       1,500          27
 O'Charleys*........................       3,900          65
 Outback Steakhouse*................       8,400         271
 Papa John's International*.........       2,100          84
 Rock Bottom Restaurants*...........       2,300          59
 Starbucks*.........................       7,700         308
                                                   ---------
                                                       1,843
                                                   ---------
Retail (8.9%)
 Baby Superstore*...................       6,000         281
 Borders Group*.....................      11,800         239
 Corporate Express*.................       9,600         224
 Dollar Tree Stores*................       2,400          71
 Friedman's, Class A*...............      11,900         277
 Garden Ridge*......................       1,700          53
 Gymboree*..........................       5,500         164
 Hollywood Entertainment*...........      10,100         287
 Just For Feet*.....................       3,600         105
 Moovies*...........................       1,900          36
 Movie Gallery*.....................       1,600          76
 Orchard Supply Hardware*...........       1,100          17
 Proffitts*.........................      10,900         287
 Sports & Recreation*...............       8,500         101
 U.S. Office Products*..............       2,500          43
 West Marine*.......................       3,300          87
                                                   ---------
                                                       2,348
                                                   ---------

                                   Continued

                                                       THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------

                                      SHARES/
                                       FACE       MARKET
                                      AMOUNT       VALUE
                                       (000)       (000)
                                    -----------  ---------
COMMON STOCKS, CONTINUED:
Health & Allied Services, continued:
Semiconductors & Related Devices
 (12.4%)
 ACT Manufacturing*...............       1,900   $      37
 Actel*...........................       1,800          30
 Alliance Semiconductor*..........      11,500         450
 Atmel*...........................      11,800         373
 Cirrus Logic*....................       9,800         534
 Dallas Semiconductor*............       3,600          86
 KLA Instruments*.................       5,400         462
 Lattice Semiconductor*...........      13,300         437
 Micro Linear*....................       3,700          58
 S3*..............................      11,700         459
 Tower Semiconductor*.............       2,000          62
 Tylan General*...................       1,800          30
 VLSI Technology*.................       7,300         241
                                                 ---------
                                                     3,259
                                                 ---------
Telecommunication Equipment (1.4%)
 Applied Digital Access*..........       2,000          24
 Colonial Data Technologies*......       9,400         170
 Inter-Tel*.......................       1,400          23
 Spectrian*.......................       2,700         125
 Symmetricom*.....................       1,700          38
                                                 ---------
                                                       380
                                                 ---------
Telecommunications (1.2%)
 Mobile Telecommunication
   Technology*....................       3,300         101
 Mobilemedia*.....................       9,000         218
                                                 ---------
                                                       319
                                                 ---------
Trucking (0.1%)
 Trism*...........................       3,700          31
                                                 ---------
 Total Common Stocks
   (Cost $21,921,699).............                  24,113
                                                 ---------
REPURCHASE AGREEMENT (8.2%)
Lehman Mortgage Repurchase
 Agreement, 5.80%, dated 08/31/95,
 matures 09/01/95, repurchase
 price $2,152,952 (collateralized
 by Federal Home Loan Bank
 Discount Note, par value
 $2,240,000, 0.00%, maturing
 12/28/95, market value
 $2,198,560)......................   $   2,153   $   2,153
                                                 ---------
 Total Repurchase Agreement
   (Cost $2,152,925)..............                   2,153
                                                 ---------
 Total Investments (99.6%)
   (Cost $24,074,624).............                  26,266
                                                 ---------
OTHER ASSETS AND LIABILITIES
 (0.4%)
Other Assets and Liabilities,
 Net..............................                     109
                                                 ---------
NET ASSETS:
 Portfolio shares (unlimited
   authorization-no par value)
   based on 2,051,961 outstanding
   shares of beneficial
   interest.......................                  21,984
 Accumulated net realized gain on
   investments....................                   2,223
 Net unrealized appreciation on
   investments....................                   2,191
 Distributions in excess of net
   investment income..............                     (23)
                                                 ---------
 Total Net Assets: (100.0%).......               $  26,375
                                                 =========
 Net Asset Value and Redemption
   Price Per Share................               $   12.85
                                                 =========
 Maximum Public Offering Price Per
   Share ($12.85/95.50%)..........               $   13.46
                                                 =========

------------------
*Non-income producing security

    The accompanying notes are an integral part of the financial statements.

       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       BALANCED FUND

                                                    MARKET
                                                     VALUE
                                        SHARES       (000)
                                      -----------  ---------
COMMON STOCKS (52.2%)
Aerospace & Defense (1.1%)
 Raytheon...........................       4,500   $     364
                                                   ---------
Aircraft (1.1%)
 United Technologies................       4,000         334
                                                   ---------
Automotive (2.0%)
 Dana...............................      10,000         299
 Ford Motor.........................      11,000         337
                                                   ---------
                                                         636
                                                   ---------
Banks (3.3%)
 Comerica...........................       6,500         231
 JP Morgan..........................       3,000         219
 Keycorp............................       7,400         229
 Mellon Bank........................       4,000         190
 PNC Financial......................       7,000         184
                                                   ---------
                                                       1,053
                                                   ---------
Chemicals (2.6%)
 E.I. Dupont de Nemours.............       4,000         262
 Loctite............................       4,500         216
 Witco..............................      10,000         332
                                                   ---------
                                                         810
                                                   ---------
Communications Equipment (0.6%)
 Harris.............................       3,500         202
                                                   ---------
Computers & Services (2.1%)
 Apple Computer.....................       4,000         172
 Novell*............................      13,200         238
 Pitney Bowes.......................       6,500         264
                                                   ---------
                                                         674
                                                   ---------
Drugs (3.5%)
 Bristol Myers Squibb...............       5,800         398
 Merck..............................       3,300         165
 Schering Plough....................       5,200         242
 Warner Lambert.....................       3,500         316
                                                   ---------
                                                       1,121
                                                   ---------
Electrical Machinery Equipment
 (1.1%)
 Grainger (W.W.)....................       6,000         357
                                                   ---------
Environmental Services (1.1%)
 WMX Technologies...................      11,800         347
                                                   ---------
Financial Services (1.1%)
 Federal National Mortgage
   Association......................       3,500         334
                                                   ---------
Food, Beverage & Tobacco (4.3%)
 American Brands....................       8,000   $     335
 Anheuser Busch.....................       2,800         160
 Archer Daniels Midland.............      15,750         262
 Pepsico............................       4,000         181
 Philip Morris Companies............       3,000         224
 Sysco..............................       7,000         201
                                                   ---------
                                                       1,363
                                                   ---------
Glass Products (1.0%)
 Corning............................      10,000         326
                                                   ---------
Holding Company, Diversified (0.8%)
 Hanson PLC, ADR....................      15,000         257
                                                   ---------
Household Furniture & Fixtures
 (0.9%)
 Masco..............................      10,000         280
                                                   ---------
Insurance (2.8%)
 Chubb..............................       3,700         338
 Lincoln National...................       4,700         202
 Loews..............................       1,700         223
 US Healthcare......................       4,500         144
                                                   ---------
                                                         907
                                                   ---------
Machinery (2.6%)
 BW/IP, Inc.........................       7,000         125
 General Electric...................       7,000         412
 Ingersoll Rand.....................       8,000         303
                                                   ---------
                                                         840
                                                   ---------
Miscellaneous Manufacturing (1.5%)
 Minnesota Mining And
   Manufacturing....................       8,500         464
                                                   ---------
Oil Services (1.0%)
 Schlumberger.......................       5,000         323
                                                   ---------
Paper & Paper Products (1.6%)
 Kimberly-Clark.....................       5,000         319
 Weyerhaeuser.......................       4,000         184
                                                   ---------
                                                         503
                                                   ---------
Petroleum (3.1%)
 Atlantic Richfield.................       2,500         273
 Burlington Resources...............       7,000         285
 Chevron............................       4,800         232
 Texaco.............................       3,000         194
                                                   ---------
                                                         984
                                                   ---------

                                   Continued

                                                       THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------

                                       SHARES/
                                        FACE       MARKET
                                       AMOUNT       VALUE
                                        (000)       (000)
                                     -----------  ---------
COMMON STOCKS, CONCLUDED:
Photographic Equipment & Supplies
 (1.1%)
 Eastman Kodak.....................       6,200   $     357
                                                  ---------
Professional Services (0.8%)
 Dun & Bradstreet..................       4,500         260
                                                  ---------
Railroads (1.6%)
 Norfolk Southern..................       4,000         283
 Union Pacific.....................       3,500         229
                                                  ---------
                                                        512
                                                  ---------
Retail (2.2%)
 J. C. Penney......................       4,000         181
 May Department Stores.............       8,000         339
 Toys R US*........................       7,500         195
                                                  ---------
                                                        715
                                                  ---------
Semiconductors/Intstruments (0.8%)
 Avnet.............................       5,000         258
                                                  ---------
Telephones & Telecommunication (4.1%)
 Airtouch Communications*..........       8,500         276
 AT&T..............................       9,000         509
 Bell Atlantic.....................       5,000         299
 GTE...............................       5,800         212
                                                  ---------
                                                      1,296
                                                  ---------
Utilities (2.4%)
 Dominion Resources of Virginia....       8,500         307
 General Public Utilities..........       7,000         200
 Pacific Gas and Electric..........       9,000         259
                                                  ---------
                                                        766
                                                  ---------
 Total Common Stocks
   (Cost $14,809,331)..............                  16,643
                                                  ---------
CORPORATE BONDS (7.2%)
 ABN/AMRO, New York
   8.250%, 08/01/09................   $     500         535
 Anheuser Busch
   7.500%, 12/01/97................         300         308
 Associates Corporation of North
   America
   7.250%, 05/15/98................         200         205
 Ford Motor Credit
   7.500%, 06/15/04................         250         259
 General Electric Capital
   8.000%, 01/15/98................         200         208
 Pepsico
   6.250%, 09/01/99................   $     200   $     198
 Wal-Mart Stores
   8.000%, 09/15/06................         300         330
 WMX Technologies
   8.250%, 11/15/99................         250         265
                                                  ---------
 Total Corporate Bonds
   (Cost $2,208,984)...............                   2,308
                                                  ---------
CONVERTIBLE BONDS (0.8%)
 Time Warner
   8.750%, 01/10/15................         250         260
                                                  ---------
Total Convertible Bonds
 (Cost $250,469)
ASSET BACKED SECURITIES (0.8%)
 American Express Master Trust
   7.150%, 08/15/99................         250         256
                                                  ---------
 Total Asset Backed Securities
   (Cost $244,922).................                     256
                                                  ---------
U. S. TREASURY OBLIGATIONS (28.4%)
 United States Treasury Bonds
   7.250%, 05/15/16................         500         528
   7.500%, 11/15/16................         500         542
   8.125%, 08/15/19................         500         579
   7.500%, 11/15/24................         250         274
 United States Treasury Notes
   6.125%, 07/31/96................         150         151
   7.250%, 08/31/96................         500         507
   7.500%, 01/31/97................         300         307
   6.750%, 02/28/97................         250         253
   6.750%, 05/31/97................         250         254
   7.375%, 11/15/97................         500         515
   7.250%, 02/15/98................         400         412
   6.375%, 01/15/99................         500         505
   7.500%, 10/31/99................         500         526
   6.375%, 01/15/00................         250         253
   7.125%, 02/29/00................         650         676
   7.500%, 11/15/01................         650         696
   7.500%, 05/15/02................         500         536
   6.375%, 08/15/02................         500         505
   7.250%, 05/15/04................         500         530
   7.250%, 08/15/04................         250         265
   7.875%, 11/15/04................         250         276
 Total U. S. Treasury Obligations
   (Cost $8,650,121)...............                   9,090
                                                  ---------

                                   Continued

       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       BALANCED FUND (CONTINUED)

                                        FACE       MARKET
                                       AMOUNT       VALUE
                                        (000)       (000)
                                     -----------  ---------
U.S. GOVERNMENT AGENCY OBLIGATIONS
 (1.0%)
 Federal Home Loan Mortgage
   Corporation
   7.125%, 07/21/99................   $     300   $     310
                                                  ---------
 Total U.S. Government Agency
   Obligations
   (Cost $296,344).................                     310
                                                  ---------
REPURCHASE AGREEMENT (7.1%)
 Chemical Bank Repurchase
   Agreement, 5.75%, dated
   08/31/95, matures 09/01/95,
   repurchase price $2,256,000
   (collateralized by U.S. Treasury
   Note, par value $2,190,000,
   8.125%, maturing 02/15/98,
   market value
   $2,305,177).....................       2,256       2,256
                                                  ---------
 Total Repurchase Agreement
   (Cost $2,256,000)...............                   2,256
                                                  ---------
SHORT-TERM INVESTMENTS (1.2%)
 Temp Cash Fund....................         380         380
                                                  ---------
 Total Short-Term Investments
   (Cost $380,000).................                     380
                                                  ---------
 Total Investments (98.7%)
   (Cost $29,096,171)..............                  31,503
                                                  ---------
OTHER ASSETS AND LIABILITIES (1.3%)
Other Assets and Liabilities,
 Net...............................                     404
                                                  ---------
NET ASSETS:
 Portfolio shares (unlimited
   authorization--no par value)
   based on 2,872,437 shares of
   beneficial interest.............                  29,063
 Accumulated net realized gain on
   investments.....................                     437
 Net unrealized appreciation on
   investments.....................                   2,407
                                                  ---------
 Total Net Assets: (100.0%)........               $  31,907
                                                  =========
 Net Asset Value and Redemption
   Price Per Share.................               $   11.11
                                                  =========
 Maximum Public Offering Price Per
   Share ($11.11/95.50%)...........               $   11.63
                                                  =========

------------------
*Non-income producing security.

ADR--American Depository Receipt

PLC--Public Limited Company


SHORT/INTERMEDIATE FUND

                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
CORPORATE BONDS (36.7%)
Automobile Finance (4.4%)
 Ford Capital BV
   9.000%, 08/15/98................   $   1,000   $   1,066
 Ford Motor Credit
   8.000%, 01/15/99................       1,000       1,043
   8.400%, 03/26/99................       5,000       5,287
   8.000%, 06/15/02................       1,000       1,063
                                                  ---------
                                                      8,459
                                                  ---------
Beverages (8.8%)
 Anheuser Busch
   7.500%, 12/01/97................       2,500       2,566
   8.750%, 12/01/99................       1,895       2,054
 Coca-Cola
   7.875%, 09/15/98................       7,100       7,417
 Pepsico
   7.000%, 11/15/96................       3,000       3,034
   6.125%, 01/15/98................       2,000       1,998
                                                  ---------
                                                     17,069
                                                  ---------
Business Credit Institutions (1.1%)
 General Electric Capital
   8.125%, 02/01/99................       2,000       2,108
                                                  ---------
Chemicals (1.8%)
 E.I. Dupont de Nemours
   8.450%, 10/15/96................       3,500       3,592
                                                  ---------
Electric Utility (3.7%)
 Duke Power
   7.500%, 04/01/99................       4,000       4,140
 Wisconsin Electric Power
   5.875%, 10/01/97................       3,000       2,985
                                                  ---------
                                                      7,125
                                                  ---------
Financial Services (7.4%)
 Associates Corporation of North
   America
   5.300%, 09/04/95................       1,000       1,000
   7.625%, 04/15/98................       2,400       2,421
   7.875%, 09/30/01................       1,000       1,058
 Goldman Sachs
   4.770%, 10/16/95................       3,000       2,997
 Household Finance
   7.800%, 11/01/96................       2,000       2,033
   8.875%, 07/05/99................       2,000       2,040
   7.625%, 01/15/03................       2,750       2,877
                                                  ---------
                                                     14,426
                                                  ---------

                                   Continued

                                                       THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------

                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
CORPORATE BONDS, CONCLUDED:
Petroleum Refining (3.7%)
 Texaco Capital
   9.000%, 11/15/96................   $   1,500   $   1,551
   8.530%, 08/15/97................       1,350       1,406
   8.260%, 09/15/98................       1,000       1,053
   9.000%, 12/15/99................       3,000       3,276
                                                  ---------
                                                      7,286
                                                  ---------
Retail-Eating Places (4.2%)
 Bass America
   6.750%, 08/01/99................       5,000       5,037
   8.125%, 03/31/02................       1,000       1,074
 McDonald's
   6.750%, 02/15/03................       2,000       2,000
                                                  ---------
                                                      8,111
                                                  ---------
Retail-Variety Stores (1.6%)
 Wal-Mart Stores
   8.000%, 05/01/96................       3,000       3,038
                                                  ---------
 Total Corporate Bonds
   (Cost $70,861,179)..............                  71,214
                                                  ---------
COLLATERALIZED MORTGAGE OBLIGATIONS
 (2.1%)
 Federal Home Loan Mortgage
   Corporation
   6.750%, 09/15/16................       4,000       4,028
                                                  ---------
 Total Collateralized Mortgage
   Obligations (Cost $4,033,750)...                   4,028
                                                  ---------
ASSET BACKED SECURITIES (14.9%)
 American Express Master Trust
   7.150%, 08/15/99................       4,750       4,860
 Chase Manhattan Master Trust
   8.750%, 08/15/99................       2,000       2,039
 General Motors Acceptance
   Corporation Grantor Trust
   4.150%, 03/15/98................       1,314       1,298
 Merrill Lynch Asset Backed
   5.500%, 05/15/98................       1,096       1,092
   5.125%, 07/15/98................       1,030       1,025
 Premier Auto Trust
   4.900%, 10/15/98................         736         728
   4.650%, 11/02/99................       4,344       4,272
 Prime Credit Card Master Trust
   6.750%, 10/31/05................       2,000       2,014
 Standard Credit Card Master Trust
   8.875%, 09/07/99................       5,000       5,331
   7.875%, 01/07/00................       6,000       6,261
                                                  ---------
ASSET BACKED SECURITIES, CONCLUDED:
 Total Asset Backed Securities
   (Cost $28,578,921)..............               $  28,920
                                                  ---------
U.S. GOVERNMENT AGENCY OBLIGATIONS
 (2.2%)
 Federal Home Loan Mortgage
   Corporation
   7.860%, 01/21/97................   $   2,000       2,052
 Tennessee Valley Authority
   8.375%, 10/01/99................       2,000       2,140
                                                  ---------
 Total U.S. Government Agency
   Obligations
   (Cost $4,004,410)...............                   4,192
                                                  ---------
U.S. TREASURY OBLIGATIONS (40.4%)
 United States Treasury Notes
   8.500%, 11/15/95................       2,000       2,012
   7.500%, 01/31/96................       8,000       8,061
   7.375%, 05/15/96................       2,000       2,022
   7.250%, 08/31/96................       1,000       1,015
   7.250%, 11/30/96................       2,000       2,035
   6.750%, 02/28/97................       2,000       2,028
   6.625%, 03/31/97................       2,000       2,025
   6.875%, 04/30/97................      10,000      10,167
   6.500%, 05/15/97................       5,000       5,054
   6.750%, 05/31/97................       8,000       8,120
   5.625%, 08/31/97................       5,000       4,980
   5.750%, 10/31/97................       3,000       2,993
   6.000%, 11/30/97................       9,000       9,025
   7.875%, 01/15/98................       4,000       4,174
   7.250%, 02/15/98................       5,000       5,151
   6.375%, 07/15/99................       2,000       2,025
   8.000%, 08/15/99................       3,000       3,204
   7.125%, 09/30/99................       2,000       2,075
   7.125%, 02/29/00................       2,000       2,080
                                                  ---------
 Total U.S. Treasury Obligations
   (Cost $78,013,927)..............                  78,246
                                                  ---------
SHORT-TERM INVESTMENTS (2.6%)
 Temp Cash Fund....................       5,108       5,108
                                                  ---------
 Total Short-Term Investments
   (Cost $5,108,488)...............                   5,108
                                                  ---------
 Total Investments (98.9%)
   (Cost $190,600,675).............                 191,708
                                                  ---------

                                   Continued

       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       SHORT/INTERMEDIATE FUND (CONTINUED)

                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
OTHER ASSETS AND LIABILITIES (1.1%)
 Other Assets and Liabilities,
   Net.............................               $   2,111
                                                  ---------
NET ASSETS:
 Portfolio shares (unlimited
   authorization-no par value)
   based on 18,830,186 outstanding
   shares of beneficial interest...                 196,432
 Accumulated net realized loss on
   investments.....................                  (3,714)
 Net unrealized appreciation on
   investments.....................                   1,107
 Distributions in excess of net
   investment income...............                      (6)
                                                  ---------
 Total Net Assets: (100.0%)........               $ 193,819
                                                  =========
 Net Asset Value and Redemption
   Price Per Share.................               $   10.29
                                                  =========
 Maximum Public Offering Price Per
   Share (10.29/96.00%)............               $   10.72
                                                  =========

FIXED INCOME FUND

CORPORATE BONDS (44.5%)
Automobile Finance (3.4%)
 Ford Capital BV
   9.000%, 08/15/98................   $   1,000   $   1,066
 Ford Motor Credit
   8.000%, 01/15/99................       2,000       2,085
   8.000%, 06/15/02................       1,000       1,063
   7.750%, 03/15/05................       3,000       3,154
   6.750%, 08/15/08................       1,000         971
                                                  ---------
                                                      8,339
                                                  ---------
Banks (5.2%)
 ABN-AMRO Bank, New York, Callable
   08/01/04 @ 100
   8.250%, 08/01/09................       5,000       5,356
 Banque Nationale de Paris
   9.875%, 05/25/98................       1,000       1,084
 National Westminster Bank, New
   York
   9.450%, 05/01/01................       4,000       4,490
 Toronto Dominion Bank, New York
   7.875%, 08/15/04................       2,000       2,083
                                                  ---------
                                                     13,013
                                                  ---------
Beverages (3.8%)
 Anheuser Busch
   9.000%, 12/01/09................       4,500       5,377
 Coca-Cola
   7.875%, 09/15/98................       1,955       2,043
 Pepsico
   6.125%, 01/15/98................       2,000       1,998
                                                  ---------
                                                      9,418
                                                  ---------
Business Credit Institutions (0.4%)
 General Electric Capital
   8.125%, 02/01/99................       1,000       1,054
                                                  ---------
Commercial Printing (4.2%)
 R.R. Donnelley & Sons
   7.000%, 01/01/03................       2,000       2,048
   8.875%, 04/15/21................       7,000       8,321
                                                  ---------
                                                     10,369
                                                  ---------
Electric Utility (0.4%)
 Teco Energy
   9.250%, 06/19/97................       1,000       1,051
                                                  ---------
Paper & Paper Products (3.3%)
 Kimberly-Clark, Callable
   02/01/13 @ 100
   7.875%, 02/01/23................       3,750       3,909
 Weyerhaeuser
   8.840%, 04/12/99................   $   4,000   $   4,295
                                                  ---------
                                                      8,204
                                                  ---------
Personal Credit Institutions (3.1%)
 Associates Corporation of North
   America
   8.625%, 06/15/97................       3,000       3,123
   7.875%, 09/30/01................       1,000       1,058
 Associates Corporation of North
   America, Callable 04/15/96 @ 100
   7.625%, 04/15/98................       1,000       1,009
 Household Finance
   7.625%, 01/15/03................       2,500       2,616
                                                  ---------
                                                      7,806
                                                  ---------
Petroleum Refining (3.2%)
 Texaco Capital
   9.000%, 11/15/96................       1,000       1,034
   8.260%, 09/15/98................       1,250       1,316
   8.500%, 02/15/03................       5,000       5,512
                                                  ---------
                                                      7,862
                                                  ---------

                                                       THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------

                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
CORPORATE BONDS, CONCLUDED:
Railroads (1.9%)
 Norfolk Southern
   9.000%, 03/01/21................   $   4,000   $   4,795
                                                  ---------
Retail-Department Stores (1.3%)
 J.C. Penney, Callable 7/12/00 @
   100
   9.450%, 07/15/02................       3,000       3,345
                                                  ---------
Retail-Eating Places (6.6%)
 Bass America
   6.750%, 08/01/99................       4,000       4,029
   8.125%, 03/31/02................       2,000       2,148
 Grand Metropolitan Investment
   7.125%, 09/15/04................       5,000       5,122
 McDonald's
   7.375%, 07/15/02................       2,000       2,118
   6.750%, 02/15/03................       3,000       3,000
                                                  ---------
                                                     16,417
                                                  ---------
Retail-Grocery Stores (2.0%)
 Albertsons
   4.820%, 03/25/96................       5,000       4,963
                                                  ---------
Retail-Variety Stores (0.8%)
 Wal-Mart Stores
   8.000%, 05/01/96................       2,000       2,025
                                                  ---------
Soap (0.8%)
 Procter and Gamble
   7.375%, 03/01/23................       2,000       2,003
                                                  ---------
Trucking (4.1%)
 United Parcel Service
   8.375%, 04/01/20................       9,000      10,260
                                                  ---------
 Total Corporate Bonds
   (Cost $107,054,724).............                 110,924
                                                  ---------
COLLATERALIZED MORTGAGE OBLIGATIONS
 (3.2%)
 Federal Home Loan Mortgage
   Corporation
   8.000%, 03/15/05................       1,345       1,353
   6.750%, 09/15/16................       6,000       6,042
 Federal National Mortgage
   Association
   9.500%, 09/25/18................         627         639
                                                  ---------
 Total Collateralized Mortgage
   Obligations
   (Cost $7,941,153)...............                   8,034
                                                  ---------
ASSET BACKED SECURITIES (4.9%)
   American Express Master Trust
   7.150%, 08/15/99................   $   2,000   $   2,046
 Chase Manhattan Master Credit Card
   Trust
   8.750%, 08/15/99................       3,000       3,060
 General Motor Acceptance
   Corporation Grantor Trust
   4.150%, 03/15/98................         434         429
 Merrill Lynch Asset Backed
   5.500%, 05/15/98................         658         655
   5.125%, 07/15/98................       1,030       1,025
 Premier Auto Trust
   4.900%, 10/15/98................       2,942       2,912
 Standard Credit Card Master Trust
   7.875%, 01/07/00................       2,000       2,086
                                                  ---------
 Total Asset Backed Securities
   (Cost $12,255,593)..............                  12,213
                                                  ---------
GOVERNMENT POOLED MORTGAGES (1.2%)
 Government National Mortgage
   Association
   9.000%, 09/15/16................         518         544
   9.000%, 10/15/19................         293         307
   9.000%, 11/15/19................         317         333
   9.000%, 11/15/19................         189         199
   9.000%, 12/15/19................         271         285
   8.500%, 03/15/20................         206         214
   8.500%, 04/15/20................         208         217
   8.500%, 04/15/20................         586         608
   8.500%, 04/15/20................         328         342
                                                  ---------
 Total Government Pooled Mortgages
   (Cost $2,799,959)...............                   3,049
                                                  ---------
U. S. TREASURY OBLIGATIONS (37.7%)
 United States Treasury Bonds
   7.250%, 05/15/16................      10,000      10,556
   8.750%, 05/15/17................       2,000       2,448
   8.125%, 08/15/19................       7,000       8,112
   7.875%, 02/15/21................       3,000       3,398
   7.125%, 02/15/23................       3,000       3,138
 United States Treasury Notes
   7.375%, 05/15/96................       1,000       1,011
   4.375%, 11/15/96................       3,000       2,953
   6.500%, 11/30/96................       2,000       2,018
   6.625%, 03/31/97................       2,000       2,025

                                   Continued

       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       FIXED INCOME FUND (CONTINUED)

                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
U.S. TREASURY OBLIGATIONS, CONCLUDED:
   6.500%, 05/15/97................       2,000       2,022
   6.750%, 05/31/97................       3,000       3,045
   6.500%, 08/15/97................       1,000       1,012
   5.625%, 08/31/97................       2,000       1,992
   5.750%, 10/31/97................       2,000       1,995
   6.000%, 11/30/97................       6,000       6,017
   7.250%, 02/15/98................       4,000       4,121
   5.125%, 02/28/98................       2,000       1,965
   5.125%, 03/31/98................       5,000       4,907
   8.250%, 07/15/98................       2,000       2,120
   7.125%, 10/15/98................       2,000       2,066
   5.125%, 11/30/98................       2,000       1,949
   7.000%, 04/15/99................       2,000       2,063
   6.375%, 07/15/99................       2,000       2,025
   7.125%, 09/30/99................       2,000       2,075
   7.125%, 02/29/00................       4,000       4,160
   6.250%, 05/31/00................       2,000       2,012
   8.500%, 11/15/00................       6,000       6,638
   7.500%, 11/15/01................       1,000       1,067
   6.375%, 08/15/02................       2,000       2,018
   7.250%, 08/15/04................       2,850       3,025
                                                  ---------
 Total U. S. Treasury Obligations
   (Cost $92,364,948)..............                  93,953
                                                  ---------
U.S. GOVERNMENT AGENCY OBLIGATIONS
 (1.2%)
Federal Home Loan Mortgage
 Corporation
   7.125%, 07/21/99................   $   3,000   $   3,103
                                                  ---------
 Total U.S. Government Agency
   Obligations
   (Cost $2,989,800)...............                   3,103
                                                  ---------
YANKEE BONDS (4.0%)
 Hydro Quebec
   9.400%, 02/01/21................       4,000       4,695
 Province of Ontario
   8.000%, 10/17/01................       5,000       5,338
                                                  ---------
 Total Yankee Bonds
   (Cost $9,357,210)...............                  10,033
                                                  ---------
SHORT TERM INVESTMENTS (1.6%)
 Temp Cash Fund                           3,948       3,948
                                                  ---------
 Total Short Term Investments
   (Cost $3,947,569)...............                   3,948
                                                  ---------
 Total Investments (98.3%)
   (Cost $238,710,956).............                 245,257
                                                  ---------
OTHER ASSETS AND LIABILITIES (1.7%)
 Other Assets and Liabilities,
   Net.............................               $   4,123
                                                  ---------
NET ASSETS:
 Portfolio shares (unlimited
   authorization--no par value)
   based on 23,725,957 outstanding
   shares of beneficial interest...                 246,818
 Accumulated net realized loss on
   investments.....................                  (3,988)
 Net unrealized appreciation on
   investments.....................                   6,546
 Undistributed net investment
   income..........................                       4
                                                  ---------
 Total Net Assets: (100.0%)........               $ 249,380
                                                  =========
 Net Asset Value and Redemption
   Price Per Share.................               $   10.51
                                                  =========
 Maximum Public Offering Price Per
   Share ($10.51/96.00%)...........               $   10.95
                                                  =========

MUNICIPAL BOND FUND

                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
MUNICIPAL BONDS (99.0%)
Arizona (3.6%)
 Salt River Project, Series A, RB
   5.300%, 01/01/03................   $     500   $     518
 Scottsdale, Municipal Property
   Corporation, RB, (FGIC),
   Callable 11/01/02 @ 100
   6.250%, 11/01/10................         500         516
                                                  ---------
                                                      1,034
                                                  ---------
California (6.2%)
 Azusa, Unified School District,
   GO, (AMBAC)
   5.100%, 05/01/07................         830         812
 State, Public Power Authority, San
   Juan Power Project, Series A,
   RB, (MBIA),
   Callable 01/01/05 @ 100
   5.375%, 01/01/10................       1,000         974
                                                  ---------
                                                      1,786
                                                  ---------
Florida (1.9%)
 Palm Beach County, Solid Waste
   Authority, RB, Callable
   07/01/97 @ 103
   8.625%, 07/01/04................         500         548
                                                  ---------

                                   Continued

                                                       THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------

                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
MUNICIPAL BONDS, CONTINUED:
Georgia (1.8%)
 Atlanta, Series A, GO
   6.125%, 12/01/23................   $     500   $     505
                                                  ---------
Hawaii (7.8%)
 Honolulu, Series C, GO,
   Prerefunded @ 101
   7.150%, 06/01/00 (A)............       1,000       1,129
 State, Series BR, GO,
   Prerefunded @ 100
   7.000%, 06/01/00 (A)............       1,000       1,115
                                                  ---------
                                                      2,244
                                                  ---------
Oregon (1.9%)
 Washington County, School District
   No. 15, Forest Grove, GO,
   (FGIC), Callable 06/01/04 @ 101
   6.000%, 06/01/05................         500         538
                                                  ---------
Pennsylvania (5.9%)
 Methacton School District, GO,
   (FGIC)
   5.600%, 10/01/13................         500         488
 Seneca Valley School District,
   Series A, GO, (FGIC), Callable
   07/01/02 @ 100
   5.750%, 07/01/10................         500         502
 State, Higher Education Facilities
   Authority, Thomas Jefferson
   University Hospital, RB,
   Callable 11/01/95 @ 102
   9.100%, 07/01/01................         200         205
 Wayne Highlands School District,
   GO, (FGIC), Callable
   10/01/99 @ 100
   6.000%, 04/01/12................         500         503
                                                  ---------
                                                      1,698
                                                  ---------
South Carolina (3.7%)
 Piedmont, Municipal Power Agency,
   RB, (FGIC)
   6.250%, 01/01/18................         500         511
 Piedmont, Municipal Power Agency,
   RB, (MBIA)
   6.250%, 01/01/09................         500         538
                                                  ---------
                                                      1,049
                                                  ---------
South Dakota (1.9%)
 State, Building Lease Authority,
   Series A, RB, (CGIC)
   6.375%, 09/01/05................         500         545
                                                  ---------
Tennessee (7.6%)
 Memphis-Shelby County, Airport
   Authority Revenue, Series B, RB,
   AMT, (MBIA)
   6.500%, 02/15/08 (A)............   $   1,000   $   1,079
 State, Series B, GO, Callable
   06/01/01 @ 101.5
   6.850%, 06/01/10................       1,000       1,101
                                                  ---------
                                                      2,180
                                                  ---------
Texas (3.8%)
 Harris County, GO, Callable
   08/01/01 @ 102
   7.000%, 08/01/09................         500         547
 University of Texas, Series A, RB,
   Callable 08/15/01 @ 102
   7.000%, 08/15/07................         500         554
                                                  ---------
                                                      1,101
                                                  ---------
Utah (1.8%)
 Salt Lake City, Motor Fuel Excise
   Tax, Series A, RB
   5.400%, 02/01/03................         500         506
                                                  ---------
Vermont (7.5%)
 Burlington, Waterworks Systems,
   Series A, RB, (FGIC), Callable
   07/01/97 @ 102
   6.875%, 07/01/12................       1,000       1,049
 State, Series A, GO,
   Prerefunded @ 102
   6.750%, 02/01/00 (A)............       1,000       1,110
                                                  ---------
                                                      2,159
                                                  ---------
Virginia (1.8%)
 State, Housing Development
   Authority, Series A, RB, AMT
   6.700%, 07/01/05 (B)............         500         527
                                                  ---------
Washington (5.1%)
 Port of Seattle, Series A, RB,
   Callable 11/01/02 @ 102
   6.250%, 11/01/10................         500         518
 State, Public Power Supply,
   Nuclear Project No. 1, Series B,
   RB, (MBIA)
   5.600%, 07/01/15................       1,000         941
                                                  ---------
                                                      1,459
                                                  ---------
Washington, D.C. (1.7%)
 District of Columbia, Series C,
   GO, (AMBAC), Prerefunded @ 102
   7.600%, 06/01/98 (A)............         450         496
                                                  ---------

                                   Continued

       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       MUNICIPAL BOND
       FUND (CONTINUED)

                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
MUNICIPAL BONDS, CONCLUDED:
Wisconsin (.9%)
 Milwaukee, Sewer District, GO
   6.125%, 10/01/03................   $     250   $     273
                                                  ---------
 Total Municipal Bonds
   (Cost $28,151,230)..............                  28,460
                                                  ---------
 Total Investments (99.0%)
   (Cost $28,151,230)..............                  28,460
                                                  ---------
OTHER ASSETS AND LIABILITIES (1.0%)
 Other Assets and Liabilities,
   Net.............................               $     277
                                                  ---------
NET ASSETS:
 Portfolio shares (unlimited
   authorization-no par value)
   based on 2,720,728 outstanding
   shares of beneficial interest...                  29,343
 Accumulated net realized loss on
   investments.....................                    (915)
 Net unrealized appreciation on
   investments.....................                     309
                                                  ---------
 Total Net Assets: (100.0%)........               $  28,737
                                                  =========
 Net Asset Value and Redemption
   Price Per Share.................               $   10.56
                                                  =========
 Maximum Public Offering Price Per
   Share ($10.56/96.00%)...........               $   11.00
                                                  =========

------------------
(A) Put and Demand features exist requiring the issuer to repurchase the instrument prior to maturity. The maturity date shown is the next demand date.

(B) Securities are held in connection with a letter of credit or other credit support.

AMT--Alternative Minimum Tax

GO--General Obligation

RB--Revenue Bond

The following organizations have provided underlying credit support for certain securities as defined in the Statement of Net Assets:

AMBAC--American Municipal Bond Assurance Company

CGIC--Capital Guaranty Insurance Company

FGIC--Financial Guaranty Insurance Company

MBIA--Municipal Bond Insurance Association


NEW JERSEY MUNICIPAL
BOND FUND

                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
MUNICIPAL BONDS (99.0%)
New Jersey (92.3%)
 Absecon, Board of Education, COP,
   (MBIA)
   5.625%, 12/15/02................   $     770   $     795
 Bergen County, General
   Improvement, GO
   4.700%, 07/15/97................       1,000       1,015
 Bergen County, Utility Authority,
   Series A, RB, (FGIC), Callable
   06/15/02 @ 100
   5.500%, 06/15/13................       1,000         978
 Borough of Roselle, Fiscal Year
   Adjustment, Series 1993, GO,
   (MBIA)
   4.850%, 10/15/05................       1,000         975
 Brick Township, Municipal
   Utilities Authority, RB
   6.750%, 12/01/16................       1,000       1,120
 Brigantine, GO, (MBIA), Callable
   08/01/02 @ 101
   6.250%, 08/01/03................         730         794
 Camden County, Improvement
   Authority Lease, RB
   5.700%, 12/01/05 (C)............         500         513
 Camden County, Improvement
   Authority Lease, RB, Callable
   12/01/02 @ 101
   6.000%, 12/01/12 (C)............         500         508
 Camden County, Improvement
   Authority, Health Services
   Center Project, Series B, RB,
   (AMBAC)
   4.900%, 12/01/05................       1,000         988
 Cape May County, Municipal
   Utilities Authority, Series B,
   RB, (FGIC), Callable 01/01/03 @
   102
   4.900%, 01/01/09................       1,000         934
 Carteret, GO, (FGIC), Callable
   10/01/00 @ 101
   5.250%, 10/01/07................         980         975
   5.450%, 10/01/09................         500         498
 Cherry Hill Township, GO, Callable
   06/01/02 @ 102
   6.000%, 06/01/06................         500         528
 Dover Township, GO, (AMBAC),
   Callable 10/15/02 @ 102
   6.000%, 10/15/03................       1,000   1,075

                                   Continued

                                                       THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------

                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
MUNICIPAL BONDS, CONTINUED:
New Jersey, continued:
 Edison Township, GO
   6.500%, 06/01/04................   $     500   $     551
 Edison Township, GO, (AMBAC),
   Callable 01/01/04 @ 102
   5.000%, 01/01/07................       1,000         985
 Edison Township, School Authority,
   GO
   6.500%, 06/01/03................       1,000       1,098
 Essex County, Correctional
   Facility Improvement, RB,
   (AMBAC), Callable 12/01/06 @100
   6.900%, 12/01/14................         500         543
 Essex County, Series A, GO,
   (MBIA), Callable 10/01/01 @ 102
   4.600%, 10/01/03................       1,500       1,467
 Evesham Township, Municipal
   Utilities Authority, Series B,
   RB, (MBIA), Callable 07/01/97 @
   100
   6.800%, 07/01/01................       1,010       1,052
   6.850%, 07/01/02................       1,080       1,118
 Flemington-Raritan, GO, Callable
   02/01/05 @ 102
   6.250%, 02/01/12 (C)............         500         526
 Irvington Township, School
   District Refunding Bonds, Series
   1993, GO, (FSA), Callable
   10/01/02 @ 102
   5.000%, 10/01/11................       1,000         928
 Knowlton Township, Board of
   Education, GO
   6.600%, 08/15/10................         170         188
   6.600%, 08/15/11................         169         185
 Lacey Township, Municipal
   Utilities Authority, RB, (MBIA),
   Callable 12/01/03 @ 102
   6.000%, 12/01/12................       1,000       1,020
 Landis, Sewer Authority, RB,
   (FGIC)
   5.400%, 10/01/06................         500         504
 Manchester Township, Board of
   Education, COP, (MBIA), Callable
   12/15/03 @ 102
   5.300%, 12/15/07................         500         489
 Medford Township, Board of
   Education, GO, (FGIC), Callable
   02/01/05 @ 100
   5.950%, 02/01/11................   $     500   $     508
 Mercer County, Hamilton Board of
   Education Lease Project, RB,
   (MBIA), Callable 12/15/03 @ 102
   5.250%, 12/15/14................       1,000         936
 Mercer County, Improvement
   Authority, Hamilton Township
   Board of Education Project, RB,
   (MBIA), Callable 06/01/01 @ 102
   5.900%, 06/01/03................         500         524
 Mercer County, Improvement Revenue
   Government Lease Program, RB,
   Prerefunded @ 101
   7.250%, 12/01/98 (B)............         985       1,084
 Middletown Township, Sewer
   Authority, Series A, RB, (FGIC),
   Callable 01/01/03 @ 101
   5.050%, 01/01/07................       1,095       1,081
 Millburn Township, School
   District, GO
   5.350%, 07/15/10 (C)............       1,150       1,156
 Monroe Township, Board of
   Education, GO, (FGIC)
   5.200%, 08/01/15................         500         471
 Moorestown, School District, GO,
   (AMBAC)
   6.600%, 06/01/05................         450         499
 Morris County, GO, Callable
   07/15/05 @ 100
   5.000%, 07/15/13................       1,000         926
 Morris Township, GO
   6.550%, 07/01/01................         500         553
 Morristown, GO, (FSA), Callable
   08/01/05 @ 102
   6.400%, 08/01/14................         500         528
 Newark, Board of Education, GO,
   (MBIA), Callable 12/15/04 @ 102
   5.875%, 12/15/13................       1,000       1,004
 North Arlington, GO, (AMBAC)
   4.800%, 02/01/12................         600         540
   4.800%, 02/01/13................         441         395
 North Bergen Township, GO, (FSA)
   5.900%, 08/15/01................         500         529
 Northwest Bergen County, Utilities
   Authority, RB, (MBIA)
   5.900%, 07/15/06................         755         798

                                   Continued

       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       NEW JERSEY MUNICIPAL
       BOND FUND (CONTINUED)

                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
MUNICIPAL BONDS, CONTINUED:
New Jersey, continued:
 Nutley, GO
   7.000%, 08/01/98................   $     400   $     408
 Ocean County, General Improvement,
   GO
   6.300%, 04/15/97................       1,000       1,036
   5.150%, 07/01/09................       1,000         964
   5.150%, 07/01/10................       1,250       1,191
 Ocean County, Series A, GO
   6.250%, 10/01/01................       1,280       1,397
 Ocean County, Series A, GO,
   Callable 10/01/01 @ 102
   6.250%, 10/01/05................         500         537
 Ocean County, Utility Authority,
   Series A, RB, Callable
   01/01/07 @ 100
   6.300%, 01/01/12 (C)............       1,005       1,051
 Parsippany Troy Hills Township, GO
   4.700%, 12/01/04................       1,000         965
 Passaic Valley, Water Commission,
   Series A, RB, (FGIC)
   5.950%, 12/15/02................         500         536
 Point Pleasant, GO, (MBIA)
   5.700%, 12/01/03................         500         524
 Port Authority, Marine Terminal,
   Series G, RB
   5.500%, 01/01/15................       2,280       2,120
 Port Authority, RB
   5.200%, 09/01/13 (C)............       1,000         941
 South Plainfield, GO, (AMBAC)
   4.750%, 09/01/08................       1,030         972
 State, Building Authority, RB
   7.150%, 06/15/99................         200         220
 State, Building Authority, RB,
   Prerefunded @ 102
   7.200%, 06/15/99 (B)............       1,200       1,341
 State, Economic Development
   Authority, 89 Kiva L.P. Project,
   RB
   5.550%, 08/01/04 (C)............         565         573
 State, Economic Development
   Authority, RB, AMT, Callable
   07/01/05 @ 101
   6.000%, 07/01/06 (C)............         300         306
   6.100%, 07/01/07 (C)............         200         204
 State, Economic Development
   Authority, Trenton Office
   Complex Project, RB, Callable
   06/15/2000 @ 102
   6.625%, 06/15/01................   $   1,050   $   1,158
 State, Economic Development
   Authority, W.Y. Urban Holding
   Project, RB, AMT
   5.950%, 06/01/05 (C)............         865         865
 State, GO
   7.000%, 04/01/97................       1,350       1,412
   6.250%, 09/15/01................       1,000       1,094
 State, GO, Callable
   04/01/01 @ 100.50
   7.000%, 04/01/03................         500         556
 State, GO, Prerefunded @ 101.50
   7.400%, 04/15/97 (B)............         820         874
 State, Health Care Facility,
   Cathedral Health Care, Series A,
   RB, (FHA), Callable
   02/15/01 @ 102
   7.250%, 02/15/21................       1,000       1,071
 State, Health Care Facility, Dover
   General Hospital And Medical
   Center, RB, (MBIA), Callable
   07/01/04 @ 102
   5.875%, 07/01/12................         500         504
 State, Health Care Facility,
   Jersey Shore Medical Center, RB,
   (AMBAC), Callable
   07/01/04 @ 102
   6.250%, 07/01/16................         500         519
 State, Health Care Facility, St.
   Clares-Riverside Medical Center,
   RB, (MBIA), Callable
   07/01/04 @ 102
   5.750%, 07/01/14................         500         495
 State, Highway Authority, Garden
   State Parkway Project, RB
   4.900%, 01/01/05 (C)............       1,000       1,001
   6.200%, 01/01/10................         750         794
 State, Highway Authority, Garden
   State Parkway Project, RB,
   Callable 01/01/02 @ 102
   6.000%, 01/01/05................       1,350       1,446
   6.250%, 01/01/14................         500         513

                                   Continued

                                                       THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------

                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
MUNICIPAL BONDS, CONTINUED:
New Jersey, continued:
 State, Refunding Bond, Series C,
   RB, Callable 01/15/99 @ 101.25
   6.500%, 01/15/04................       1,000       1,078
 State, Refunding Bond, Series C,
   RB, Callable 01/15/99 @ 101.50
   6.500%, 01/15/05................         500         539
 State, Series C, RB, Callable
   01/15/99 @ 101.5
   6.500%, 01/15/08................       1,000       1,078
 State, Series D, GO
   6.000%, 02/15/11................       2,000       2,092
 State, Sports & Exposition
   Authority, Contract Bonds,
   Series A, RB, Callable 09/01/05
   @ 100
   5.300%, 09/01/09................         955         922
 State, Sports & Exposition
   Authority, Convention Center
   Project, Series A, RB, (MBIA),
   Callable 07/01/04 @ 100
   6.000%, 07/01/12................       1,000       1,013
 State, Transportation Authority,
   Series A, RB
   5.400%, 06/15/97................         500         512
   6.000%, 06/15/00................       1,030       1,101
 State, Turnpike Authority, RB
   6.400%, 01/01/02................         250         273
   6.500%, 01/01/16................         500         541
 State, Turnpike Authority, RB,
   (AMBAC), Callable
   01/01/03 @ 100
   6.250%, 01/01/10................       1,350       1,396
 State, Turnpike Authority, Series
   A, RB, Callable 01/01/96 @ 100
   6.900%, 01/01/14................         970         975
 State, Wastewater Authority,
   Series B, RB, Callable 05/15/99
   @ 101.25
   7.000%, 05/15/04................         950       1,030
 State, Wastewater Authority,
   Treatment Trust, RB, (AMBAC),
   Callable 03/01/05 @ 100
   4.600%, 03/01/06................       1,500       1,406
   4.800%, 03/01/13................       1,590       1,391
 State, Water Supply District
   Authority, Wanaque North
   Project, Series A, RB, (MBIA)
   6.500%, 11/15/06................   $     510   $     553
 Tinton Falls, Board of Education,
   GO, (MBIA), Callable
   10/15/04 @ 100
   5.875%, 10/15/09................       1,010       1,029
 Union City, GO, (FSA)
   6.375%, 11/01/07................         485         529
 Wanaque Valley, Regional Sewer
   Authority, Series B, RB, (AMBAC)
   5.650%, 09/01/08................         585         596
 Warren County, GO, (AMBAC),
   Callable 09/15/05 @ 100
   4.650%, 09/15/06................         500         485
 Warren County, Pollution Control
   Finance Authority, Resource
   Recovery, RB, (MBIA) Callable
   12/01/02 @ 102
   6.350%, 12/01/04................         500         547
 Warren County, Pollution Control
   Finance Authority, Series B, RB,
   (MBIA)
   5.700%, 12/01/03................         500         526
 Warren Township, Sewer Authority,
   RB, Callable 12/01/04 @ 100
   6.450%, 12/01/05................         275         302
 Weehawken, GO, (FSA), Callable
   07/01/03 @ 100
   6.150%, 07/01/04................         350         378
 West Long Branch, Board of
   Education, COP, (MBIA)
   5.000%, 12/15/09................       1,380       1,282
 West Windsor Plainsboro, Regional
   Board of Education, Series 1993,
   COP, (MBIA), Callable
   03/15/05 @ 100
   5.800%, 03/15/06................       1,000       1,045
 Winslow Township, GO, (FGIC),
   Callable 10/01/02 @ 102
   6.400%, 10/01/05................         870         934
 Woodbridge Township, GO, Callable
   08/15/02 @ 102
   5.800%, 08/15/03................         500         528

                                   Continued

       STATEMENT OF NET ASSETS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       NEW JERSEY MUNICIPAL
       BOND FUND (CONTINUED)

                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
MUNICIPAL BONDS, CONCLUDED:
New Jersey, continued:
 Woodbridge Township, GO, Callable
   08/15/04 @ 100
   6.050%, 08/15/05................   $     500   $     534
 Woodbridge Township, Series C, GO,
   Callable 09/15/06 @ 100
   5.000%, 09/15/11................       1,000         916
 Woodbridge Township, Sewer
   Utility, Series B, GO
   5.000%, 09/15/10................         965         896
                                                  ---------
                                                     90,245
                                                  ---------
New York (1.6%)
 Port Authority, Callable
   04/01/96 @ 102
   7.250%, 04/01/14 (C)............       1,500       1,551
                                                  ---------
Pennsylvania (1.5%)
 Delaware River Joint Toll Bridge
   Commission, RB, (FGIC), Callable
   07/01/02 @100
   6.250%, 07/01/12................       1,400       1,460
                                                  ---------
Puerto Rico (3.0%)
 Puerto Rico, Electric Power
   Authority, RB, (CGIC)
   6.125%, 07/01/08................       1,000       1,090
 Puerto Rico, Telecommunication
   Revenue, RB, (MBIA)
   5.250%, 01/01/05................         500         506
 University of Puerto Rico, Series
   L, RB, Prerefunded @ 102
   7.750%, 06/01/96 (B) (C)........       1,015       1,064
 University of Puerto Rico, Series
   M, RB, (MBIA), Callable
   06/01/07 @ 100
   5.500%, 06/01/15................         250         243
                                                  ---------
                                                      2,903
                                                  ---------
Virginia (0.6%)
 Richmond, Industrial Development
   Authority, Cogentrix-A, VRDN,
   AMT
   3.750%, 09/01/95 (A) (C)........         600         600
                                                  ---------
 Total Municipal Bonds
   (Cost $96,058,358)..............                  96,759
                                                  ---------
 Total Investments (99.0%)
   (Cost $96,058,358)..............                  96,759
                                                  ---------
OTHER ASSETS AND LIABILITIES (1.0%)
Other Assets and Liabilities,
 Net...............................               $     993
                                                  ---------
NET ASSETS:
 Portfolio shares (unlimited
   authorization-no par value)
   based on 8,708,827 outstanding
   shares of beneficial interest...                  97,309
 Accumulated net realized loss on
   investments.....................                    (261)
 Net unrealized appreciation on
   investments.....................                     700
 Undistributed net investment
   income..........................                       4
                                                  ---------
 Total Net Assets: (100.0%)........               $  97,752
                                                  =========
 Net Asset Value and Redemption
   Price Per Share.................               $   11.22
                                                  =========
 Maximum Public Offering Price Per
   Share ($11.22/96.00%)...........               $   11.69
                                                  =========

------------------
(A) Variable Rate Security--The rate reported on the Statement of Net Assets is the rate in effect on August 31, 1995.

(B) Put and Demand features exist requiring the issuer to repurchase the instrument prior to maturity. The maturity date shown is the next demand date.

(C) Securities are held in connection with a letter of credit or other credit support.

AMT--Alternative Minimum Tax

COP--Certificate of Participation

GO--General Obligation

RB--Revenue Bond

VRDN--Variable Rate Demand Note

The following organizations have provided underlying credit support for certain securities as defined in the Statement of Net Assets:

AMBAC--American Municipal Bond Assurance Company

FGIC--Financial Guaranty Insurance Company

FHA--Federal Housing Authority

FSA--Financial Security Assurance

MBIA--Municipal Bond Insurance Association


    The accompanying notes are an integral part of the financial statements.

       STATEMENT OF NET ASSETS/SCHEDULE OF INVESTMENTS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       PENNSYLVANIA MUNICIPAL
       BOND FUND

                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
MUNICIPAL BONDS (96.3%)
Pennsylvania (96.3%)
 Allegheny County, Childrens
   Hospital, Series A, RB, (MBIA),
   Callable 07/01/98 @ 102
   7.000%, 07/01/06................   $     500   $     538
 Allegheny County, Series C-42, GO
   5.000%, 10/01/10................         500         464
 Berks County, Second Series, GO,
   (FGIC)
   5.000%, 05/15/10................         500         470
 Center City District, Business
   Improvement, RB, (AMBAC)
   5.500%, 12/01/15................         500         476
 Central Bucks, School District,
   Series A, GO, (MBIA)
   5.300%, 05/15/11................         300         288
 Commodore Perry, School District,
   GO, (MBIA)
   5.500%, 02/01/12 (A)............       1,170       1,125
 Deer Lakes, School District, GO,
   (MBIA), Callable 01/15/04 @ 100
   6.450%, 01/15/19................         500         514
 Lackawanna County, GO, (AMBAC)
   5.100%, 12/01/08................         250         244
 Lancaster, Parking Authority, RB,
   Callable 01/01/96 @ 100
   9.375%, 01/01/05................         450         457
 North Penn, School District,
   Series AA, GO, (STAID)
   5.100%, 09/01/09................         500         479
 Pennsylvania Convention Center,
   Series A, RB, Escrowed to
   Maturity
   6.700%, 09/01/16................         750         840
 Philadelphia, Industrial
   Development Authority, National
   Board of Medical Examiners
   Project, RB, Callable 05/01/02 @
   102
   6.750%, 05/01/12................         500         531
 Philadelphia, Water and Wastewater
   Treatment, RB, (MBIA)
   6.750%, 08/01/03................         500         563
   5.600%, 08/01/18................         500         476
 Pittsburgh, Series D, GO, (AMBAC)
   6.125%, 09/01/17................         500         508
 Pittsburgh, Urban Redevelopment
   Authority, Series A, RB
   5.500%, 10/01/10................   $     500   $     468
 Pocono Mountain, School District,
   Series AA, GO, (AMBAC), Callable
   04/01/02 @ 100
   5.750%, 10/01/09................         500         503
 Ringgold, School District, RB,
   (FSA), Callable 02/01/08 @ 100
   6.200%, 02/01/19................         500         506
 State, Financing Authority, RB,
   Callable 11/01/03 @ 102
   6.600%, 11/01/09................         500         526
 State, Higher Education Authority,
   Drexel University Project, RB,
   (MBIA), Callable 05/01/00 @ 100
   7.250%, 05/01/10................         500         551
 State, Higher Education Authority,
   Susquehanna University Project,
   RB, (AMBAC), Callable 03/01/98 @
   101
   6.900%, 03/01/02................         750         793
 State, Higher Education Authority,
   Thomas Jefferson University
   Project, RB, Prerefunded @ 102
   7.550%, 11/01/00 (A)............         500         580
 State, Housing Finance Agency,
   Rental Housing Projects, Series
   C, RB, Callable 07/01/04 @ 100
   6.400%, 07/01/12................         500         502
 State, Industrial Development
   Authority, Economic Development,
   RB, (AMBAC)
   5.800%, 07/01/09................         700         716
 State, Intergovernmental
   Cooperation Authority, City of
   Philadelphia Funding Program,
   RB, (MBIA)
   5.600%, 06/15/15................         500         483
 State, Public School Authority,
   Midvalley School District
   Project, Series D, RB, (FGIC),
   Callable 07/01/02 @ 102
   6.250%, 01/01/07................         500         531
 State, Turnpike Commission, Oil
   Franchise Tax Project, Series A,
   RB, (AMBAC)
   5.875%, 12/01/08................         500         509

                                   Continued

                                                       THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------

                                                   MARKET
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
                                     -----------  ---------
MUNICIPAL BONDS, CONCLUDED:
Pennsylvania, continued:
 State, Turnpike Commission, Series
   P, RB, (AMBAC)
   6.000%, 12/01/09................   $     500   $     518
 West Chester, School District, GO,
   (STAID)
   6.200%, 09/01/14................       1,000       1,016
 West View, Municipal Authority, GO
   Escrowed to Maturity
   9.000%, 05/15/99................         400         464
                                                  ---------
                                                     16,639
                                                  ---------
 Total Municipal Bonds
   (Cost $16,712,585)..............                  16,639
                                                  ---------
SHORT TERM INVESTMENTS (1.9%)
 SEI Institutional Tax-Free
   Portfolio.......................         319         319
                                                  ---------
 Total Short Term Investments (Cost
   $319,000).......................                     319
                                                  ---------
 Total Investments (98.2%)
   (Cost $17,031,585)..............                  16,958
                                                  ---------
OTHER ASSETS AND LIABILITIES (1.8%)
Other Assets and Liabilities,
 Net...............................                     311
                                                  ---------
NET ASSETS:
 Portfolio shares (unlimited
   authorization-no par value)
   based on 1,752,088 outstanding
   shares of beneficial interest...                  17,816
 Accumulated net realized loss on
   investments.....................                    (474)
 Net unrealized depreciation on
   investments.....................                     (73)
                                                  ---------
 Total Net Assets: (100.0%)........               $  17,269
                                                  =========
 Net Asset Value and Redemption
   Price Per Share.................               $    9.86
                                                  =========
 Maximum Public Offering Price Per
   Share ($9.86/96.00%)............               $   10.27
                                                  =========

------------------
(A) Put and Demand features exist requiring the issuer to repurchase the instrument prior to maturity. The maturity date shown is the next demand date.

GO--General Obligation

RB--Revenue Bond

The following organizations have provided underlying credit support for certain securities as defined in the Statement of Net Assets:

AMBAC--American Municipal Bond Assurance Company

FGIC--Financial Guaranty Insurance Company

FSA--Financial Security Assurance

MBIA--Municipal Bond Insurance Association

STAID--State Aid Withholding


INTERNATIONAL EQUITY

                                                    MARKET
                                                     VALUE
                                        SHARES       (000)
                                      -----------  ---------
FOREIGN COMMON STOCKS (93.5%)
Argentina (0.5%)
 YPF Sociedad Anonima ADR...........      14,000   $     247
                                                   ---------
Australia (3.1%)
 Broken Hill Proprietary............      51,221         743
 MIM Holdings.......................     204,000         291
 News Corporation...................      72,294         415
                                                   ---------
                                                       1,449
                                                   ---------
Chile (0.7%)
 Five Arrow Chile Fund PC...........     100,000         293
 Five Arrow Chile Fund Warrants,
   Expire 05/31/99*.................      20,000          12
                                                   ---------
                                                         305
                                                   ---------
Denmark (1.0%)
 Tele Danmark A/S "B"...............       8,779         461
                                                   ---------
France (8.1%)
 AXA SA.............................       9,229         511
 Carrefour..........................         930         519
 Eaux Generale......................       5,122         542
 Groupe Danone......................       2,856         469
 L'Oreal............................         352          89
 Lafarge-Coppee.....................       6,920         517
 Societe Generale...................       5,305         555
 Societe Nationale Elf Aquitaine....       6,979         511
                                                   ---------
                                                       3,713
                                                   ---------
Germany (4.0%)
 Bayer AG...........................       1,989         514
 Commerzbank AG.....................       2,015         456
 Karstadt AG........................         851         379
 Lufthansa AG.......................       3,341         492
                                                   ---------
                                                       1,841
                                                   ---------

                                   Continued

       SCHEDULE OF INVESTMENTS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       INTERNATIONAL EQUITY (CONTINUED)

                                                    MARKET
                                                     VALUE
                                        SHARES       (000)
                                      -----------  ---------
FOREIGN COMMON STOCKS, CONTINUED:
Hong Kong (2.7%)
 Hong Kong Telecommunications.......     328,800         595
 Swire Pacific 'A'..................      88,000         659
                                                   ---------
                                                       1,254
                                                   ---------
India (0.8%)
 Hindalco Industries GDR*...........      10,000         350
                                                   ---------
Indonesia (1.4%)
 Gadjah Tungal......................     887,000   $     646
                                                   ---------
Italy (1.1%)
 Assicurazioni Generali SPA.........      20,782         500
                                                   ---------
Japan (30.2%)
 Aoyama Trading.....................       8,300         221
 CSK................................      27,000         807
 Denny's Japan......................       8,000         221
 East Japan Railway.................         273       1,299
 Fuji Bank..........................       1,000          21
 Joshin Denki.......................      16,000         205
 KAO................................      33,000         382
 Mitsubishi Materials...............     146,000         726
 Mitsui Marine & Fire Insurance.....      91,000         610
 Mitsui O.S.K. Lines*...............     233,000         737
 Nippon Telegraph & Telephone.......         160       1,447
 Nippon Television Network..........       1,660         391
 Nomura Securities..................      35,000         688
 Pioneer Electronics................      70,000       1,340
 Sumitomo Metal Industries..........     242,000         676
 Sumitomo Sitix.....................      20,000         303
 Sumitomo Trust & Banking...........      53,000         721
 Tokyo Steel Manufacturing..........      11,000         212
 Toshiba Corporation................     205,000       1,481
 Toyo Ink Manufacturing.............      35,000         198
 Yamaha Corporation.................      97,000       1,290
                                                   ---------
                                                      13,976
                                                   ---------
Malaysia (1.6%)
 Malayan Banking....................      43,500         357
 Perusahaan Otomobil................      96,000         368
                                                   ---------
                                                         725
                                                   ---------
Mexico (0.7%)
 Grupo Carso SA ADR*................      25,000         309
                                                   ---------
Netherlands (3.4%)
 Akzo Nobel.........................       3,989         471
 Elsevier NV........................      41,997         531
 International Nederlanden Group....       9,918         551
                                                   ---------
                                                       1,553
                                                   ---------
Norway (1.9%)
 Kvaerner AS Series B...............      10,649   $     395
 Norsk Hydro........................      11,415         484
                                                   ---------
                                                         879
                                                   ---------
Singapore (2.9%)
 Jurong Shipyard....................     104,000         725
 United Overseas Bank...............      68,930         597
                                                   ---------
                                                       1,322
                                                   ---------
South Korea (1.0%)
 Samsung Electronics GDR*...........          86           5
 Samsung Electronics New GDR*.......       7,000         441
                                                   ---------
                                                         446
                                                   ---------
Spain (1.9%)
 Banco de Santander.................      12,168         498
 Uralita*...........................      33,946         376
                                                   ---------
                                                         874
                                                   ---------
Sweden (2.3%)
 Ericsson...........................      27,333         585
 Stora Kopparberg 'B'...............      37,639         470
                                                   ---------
                                                       1,055
                                                   ---------

                                   Continued

                                                       THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------

                                                    MARKET
                                                     VALUE
                                        SHARES       (000)
                                      -----------  ---------
FOREIGN COMMON STOCKS, CONCLUDED:
Switzerland (4.8%)
 BBC Brown Boveri AG................         509   $     537
 Nestle SA..........................         553         560
 Roche Holding AG...................          79         529
 Zurich Versicherung................       2,300         588
                                                   ---------
                                                       2,214
                                                   ---------
Taiwan (0.3%)
 Hocheng GDR........................      18,750         145
                                                   ---------
Thailand (1.8%)
 Siam Cement........................       6,000         409
 Siam Commercial Bank...............      41,000         443
                                                   ---------
                                                         852
                                                   ---------
United Kingdom (17.3%)
 B.A.T. Industries..................      87,545         685
 British Petroleum..................      85,000         638
 BTR................................     141,830         750
 BTR Warrants, Expire 11/26/98*.....       1,146           1
 Caradon............................     125,000         477
 Delta Group........................      49,000         364
 Farnell Electronic.................      51,000         530
 FKI................................     190,000         528
 Granada Group......................      69,000         666
 Reuters Holdings...................      82,000         712
 Royal Bank of Scotland Group.......      80,000         576
 Tesco..............................     150,000         760
 Unilever...........................      33,000         622
 WPP Group..........................     270,000         687
                                                   ---------
                                                       7,996
                                                   ---------
 Total Foreign Common Stocks
   (Cost $39,304,897)...............                  43,112
                                                   ---------

                                       FACE
                                      AMOUNT      MARKET
                                     (000)(1)   VALUE (000)
                                     ---------  -----------
CONVERTIBLE PREFERRED STOCKS (0.0%)
Netherlands (0.0%)
 ABN-Amro Holdings..................   $     349          13
                                                   ---------
 Total Convertible Preferred Stocks
   (Cost $11,554)...................                      13
                                                   ---------
FOREIGN BONDS (1.0%)
India (0.4%)
 Gujarat Ambuja Cementos
   3.500%, 06/30/99.................         150         207
                                                   ---------
Taiwan (0.6%)
 Tecom Electronics & Machinery
   2.750%, 04/15/04.................         310         248
                                                   ---------
 Total Foreign Bonds
   (Cost $492,700)..................                     455
                                                   ---------
 Total Investments (94.5% of Net
   Assets)
   (Cost $39,809,151)...............               $  43,580
                                                   =========

------------------
*Non-income producing security

ADR--American Depository Receipts

GDR--Global Depository Receipts

PC--Participating Certificates

(1) In local currency unless otherwise indicated


                                   Continued

       SCHEDULE OF INVESTMENTS
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       INTERNATIONAL FIXED INCOME

                                       FACE
                                      AMOUNT      MARKET
                                     (000)(1)   VALUE (000)
                                     ---------  -----------
FOREIGN BONDS (87.3%)
Austria (3.3%)
 Austria Republic
   6.250%, 10/16/03................    120,000   $   1,484
                                                -----------
Canada (3.9%)
 Canadian Government
   8.500%, 04/01/02................      2,300       1,778
                                                -----------
Denmark (7.5%)
 Kingdom of Denmark
   9.000%, 11/15/00................     11,000       2,072
   7.000%, 12/15/04................      8,000       1,314
                                                -----------
                                                     3,386
                                                -----------
France (9.3%)
 Credit Foncier
   5.500%, 11/15/99................      6,000       1,134
 Government of France
   7.000%, 11/12/99................     12,000       2,420
   8.500%, 04/25/03................      3,000         642
                                                -----------
                                                     4,196
                                                -----------
Germany (29.8%)
 African Development Bank
   7.250%, 10/21/99................      2,000       1,431
 Deutsche Ausgleichsbank
   6.500%, 09/25/00................      2,000       1,384
 Deutschland Republic
   8.250%, 09/20/01................        750         561
   6.250%, 01/04/24................      1,600         944
 German Unity Fund
   8.000%, 01/21/02................      1,400       1,033
 KFW International Finance
   7.250%, 12/03/97................      3,000       2,138
 LKB Baden Wurt
   6.000%, 05/10/99................      3,000       2,080
 Norddeutsche Landesbank
   6.000%, 01/05/04................      3,000       1,920
 Westdeutsche Landesbank
   6.250%, 09/15/03................      3,000       1,980
                                                -----------
                                                    13,471
                                                -----------
Japan (13.8%)
 Interamerican Development Bank
   6.000%, 10/30/01................    180,000   $   2,152
 Japanese Development Bank
   6.500%, 09/20/01................    170,000       2,083
 World Bank
   4.500%, 03/20/03................    180,000       2,004
                                                -----------
                                                     6,239
                                                -----------
New Zealand (2.9%)
 Government of New Zealand
   6.500%, 02/15/00................      1,050         642
   8.000%, 04/15/04................      1,050         686
                                                -----------
                                                     1,328
                                                -----------
Sweden (4.3%)
 Kingdom of Sweden
   13.000%, 06/15/01...............     12,500       1,929
                                                -----------
United Kingdom (8.0%)
 Abbey National Treasury
   8.000%, 04/02/03................        600         907
 National Power
   10.625%, 03/26/01...............        600       1,025
 United Kingdom Treasury
   9.500%, 04/18/05................      1,000       1,690
                                                -----------
                                                     3,622
                                                -----------
UNITED STATES (4.5%)
 Federal National Mortgage
   Association
   6.000%, 08/23/00................      3,000       2,043
 Total Foreign Bonds
   (Cost $37,811,504)..............                 39,476
                                                -----------
TIME DEPOSIT (3.2%)
Italy (3.2%)
 Bank of Scotland
   9.813%, 09/06/95................  2,360,717       1,453
                                                -----------
 Total Time Deposit
   (Cost $1,451,320)...............                  1,453
                                                -----------
 Total Investments (90.5% of Net
   Assets)
   (Cost $39,262,824)..............              $  40,929
                                                ===========

------------------
(1) In local currency

                                   Continued

       STATEMENT OF ASSETS AND LIABILITIES
       -------------------------------------------------------------------------
       August 31, 1995 (Unaudited)

       INTERNATIONAL EQUITY FUND

                                                                                                        MARKET
                                                                                                         VALUE
                                                                                                         (000)
                                                                                                       ---------
ASSETS:
     Investment Securities (Cost $39,809,151)........................................................  $  43,580
     Cash............................................................................................      2,418
     Receivable -- Portfolio Secuities Sold..........................................................        827
     Other Assets....................................................................................        674
                                                                                                       ---------
       Total Assets..................................................................................     47,499
                                                                                                       ---------

LIABILITIES:
     Payable -- Portfolio Securities Purchased.......................................................     (1,291)
     Other Liabilities...............................................................................       (104)
                                                                                                       ---------
       Total Liabilities.............................................................................     (1,395)
                                                                                                       ---------

NET ASSETS:
     Portfolio shares (unlimited authorization -- no par value) based on 3,429,072 outstanding shares
      of beneficial interest.........................................................................     40,943
     Accumulated net realized gain on investments....................................................      1,230
     Accumulated net realized loss on foreign currency transactions..................................       (508)
     Net unrealized appreciation on forward foreign currency contracts, foreign currency and
      translation of other assets and liabilities in foreign currency................................        413
     Net unrealized appreciation on investments......................................................      3,749*
     Undistributed net investment income.............................................................        277
                                                                                                       ---------
       Total Net Assets..............................................................................  $  46,104
                                                                                                       =========
Net Asset Value and Redemption Price Per Share.......................................................  $   13.44
                                                                                                       =========
Maximum Public Offering Price Per Share ($13.44/95.50%)..............................................  $   14.07
                                                                                                       =========

---------------------------
* Net of $22,000 accrued foreign withholding taxes.

    The accompanying notes are an integral part of the financial statements.

                                                       THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------

INTERNATIONAL FIXED INCOME FUND

                                                                                                          MARKET
                                                                                                           VALUE
                                                                                                           (000)
                                                                                                         ---------
ASSETS:
     Investment Securities (Cost $39,262,824)..........................................................  $  40,929
     Cash..............................................................................................      1,460
     Receivable--Accrued Income........................................................................      1,686
     Receivable--Portfolio Securities Sold.............................................................      1,888
     Unrealized Gain on Forward Contracts..............................................................      1,373
     Other Assets......................................................................................          8
                                                                                                         ---------
          Total Assets.................................................................................     47,344
                                                                                                         ---------

LIABILITIES:
     Payable--Portfolio Securities Purchased...........................................................     (2,043)
     Other Liabilities.................................................................................        (59)
                                                                                                         ---------
          Total Liabilities............................................................................     (2,102)
                                                                                                         ---------

NET ASSETS:
     Portfolio shares (unlimited authorization--no par value) based on 3,962,011 outstanding shares of
      beneficial interest..............................................................................     40,912
     Accumulated net realized loss on investments......................................................       (132)
     Accumulated net realized loss on foreign currency transactions....................................       (203)
     Net unrealized appreciation on forward foreign currency contracts, foreign currency and
      translation of other assets and liabilities in foreign currency..................................      1,320
     Net unrealized appreciation on investments........................................................      1,666
     Undistributed net investment income...............................................................      1,679
                                                                                                         ---------
          Total Net Assets.............................................................................  $  45,242
                                                                                                         =========
Net Asset Value and Redemption Price Per Share.........................................................  $   11.42
                                                                                                         =========
Maximum Public Offering Price Per Share ($11.42/96.00%)................................................  $   11.90
                                                                                                         =========

    The accompanying notes are an integral part of the financial statements.

       STATEMENT OF OPERATIONS (000)
       -------------------------------------------------------------------------
       For the Six-Month Period Ended August 31, 1995 (Unaudited)

                                                                                           NEW JERSEY
                                                      CASH         U.S.        MUNICIPAL    MUNICIPAL    PENNSYLVANIA     EQUITY
                                                     RESERVE     TREASURY       MONEY         MONEY       MUNICIPAL       INCOME
                                                      FUND         FUND          FUND         FUND        MONEY FUND       FUND
                                                   -----------  -----------   ----------    ---------    -----------    ---------
Investment income:
    Interest income..............................  $   14,409   $   11,845         $ 797        $ 893          $ 900    $     522
    Dividend income..............................          --           --            --           --             --        4,246
    Less: foreign taxes withheld.................          --           --            --           --             --           --
                                                   -----------  -----------        -----        -----          -----    ---------
        Total investment income..................      14,409       11,845           797          893            900        4,768
                                                   -----------  -----------        -----        -----          -----    ---------
Expenses:
    Administration fees..........................         422          356            35           40             40          286
    Waiver of administrative fees................          --           --            --           --             --           --
    Investment advisory fees.....................         820          692            78           90             89        1,113
    Waiver of investment advisory fees...........          --           --            --           --             --           --
    Custodian/Transfer agent fees................          32           34            14           12             12           53
    Pricing fees.................................           3            2             1            1              1            9
    Professional fees............................          33           27             4            3              3           22
    Registration fees............................          10            9             1            1              1            8
    Trustee fees.................................           9            8             1            1              1            6
    Printing expenses............................          16           14             2            2              2           11
    Amortization of deferred organizational
      costs......................................          --           --            --            7              2           --
    Insurance and other fees.....................           8           21             1           (4)             1            7
                                                   -----------  -----------        -----        -----          -----    ---------
        Total expenses...........................       1,353        1,163           137          153            152        1,515
                                                   -----------  -----------        -----        -----          -----    ---------
Net investment income............................      13,056       10,682           660          740            748        3,253
                                                   -----------  -----------        -----        -----          -----    ---------
Net realized gain (loss) on securities sold......          62           --            15           --              2       14,167
                                                   -----------  -----------        -----        -----          -----    ---------
Net realized loss on forward foreign currency
  contracts and foreign currency transactions....          --           --            --           --             --           --
                                                   -----------  -----------        -----        -----          -----    ---------
Change in unrealized appreciation on forward
  foreign currency contracts, foreign currency
  and translation of other assets and liabilities
  in foreign currency............................          --           --            --           --             --           --
                                                   -----------  -----------        -----        -----          -----    ---------
Change in unrealized appreciation on
  investment securities..........................          --           --            --           --             --       39,473
                                                   -----------  -----------        -----        -----          -----    ---------
Net gain on investments..........................          62           --            15           --              2       53,640
                                                   -----------  -----------        -----        -----          -----    ---------
Increase in net assets resulting
  from operations................................  $   13,118   $   10,682         $ 675        $ 740          $ 750    $  56,893
                                                   ===========  ===========        =====        =====          =====    =========

-------------------------
* Net of $22,000 change in accrued foreign withholding taxes.

    The accompanying notes are an integral part of the financial statements.

                                                       THE COMPASS CAPITAL GROUP
--------------------------------------------------------------------------------

                                                                                            NEW JERSEY
                           SMALL                      SHORT/         FIXED                   MUNICIPAL      PENNSYLVANIA
                          COMPANY     BALANCED     INTERMEDIATE     INCOME     MUNICIPAL       BOND        MUNICIPAL BOND
           GROWTH FUND     FUND         FUND           FUND          FUND      BOND FUND       FUND             FUND
           -----------  -----------  -----------  ---------------  ---------  -----------  -------------  -----------------
            $     155    $      32    $     498         $6,884     $   8,764   $     789        $2,633            $ 476
                1,217          189          252             --            --          --            --               --
                   --           --           --             --            --          --            --               --
           -----------  -----------  -----------        ------     ---------  -----------       ------            -----
                1,372          221          750          6,884         8,764         789         2,633              476
           -----------  -----------  -----------        ------     ---------  -----------       ------            -----
                  135           22           26            181           226          26            88               16
                   --           --           --             --            --          --            --               --
                  526          112          102            603           751          87           293               52
                   --           --           --             --            --          --            --               --
                   26           18           20             25            26          13            24               12
                    3            1            1              8            12           3             7                1
                   11            2            2             16            20           3             8                1
                    3            1            1              6             6           1             3                1
                    4            1            1              4             5           1             2               --
                    5            1            1              9            10           1             4                1
                   --            2           --             --            --          --             2                3
                    2           --           --              2            --          (1)           (2)              --
           -----------  -----------  -----------        ------     ---------  -----------       ------            -----
                  715          160          154            854         1,056         134           429               87
           -----------  -----------  -----------        ------     ---------  -----------       ------            -----
                  657           61          596          6,030         7,708         655         2,204              389
           -----------  -----------  -----------        ------     ---------  -----------       ------            -----
                4,805        1,713          293           (483)         (848)        176           155               24
           -----------  -----------  -----------        ------     ---------  -----------       ------            -----
                   --           --           --             --            --          --            --               --
           -----------  -----------  -----------        ------     ---------  -----------       ------            -----
                   --           --           --             --            --          --            --               --
           -----------  -----------  -----------        ------     ---------  -----------       ------            -----
               15,656        2,038        1,820          3,928        11,715         591         2,357              430
           -----------  -----------  -----------        ------     ---------  -----------       ------            -----
               20,461        3,751        2,113          3,445        10,867         767         2,512              454
           -----------  -----------  -----------        ------     ---------  -----------       ------            -----
            $  21,118    $   3,812    $   2,709      $   9,475     $  18,575   $   1,422     $   4,716        $     843
           ===========  ===========  ===========        ======     =========  ===========       ======            =====

            INTERNATIONAL    INTERNATIONAL
               EQUITY        FIXED INCOME
                FUND             FUND
           ---------------  ---------------
                 $   54           $1,626
                    561               --
                    (51)              --
                 ------           ------
                    564            1,626
                 ------           ------
                     41               47
                     --               --
                    178              182
                     --               --
                     54               49
                     (1)              (5)
                      6                4
                      1                1
                      1                1
                      2               --
                      2                3
                      3               (6)
                 ------           ------
                    287              276
                 ------           ------
                    277            1,350
                 ------           ------
                  1,230              695
                 ------           ------
                   (440)            (203)
                 ------           ------
                    495            1,937
                 ------           ------
                  3,156*             257
                 ------           ------
                  4,441            2,686
                 ------           ------
                 $4,718           $4,036
                 ======           ======

       STATEMENT OF CHANGES IN NET ASSETS (000)
       -------------------------------------------------------------------------
       For the Six Month Period Ended August 31, 1995 (Unaudited) and the Year Ended February 28, 1995

                                                                 CASH RESERVE FUND         U.S. TREASURY FUND
                                                             -------------------------  ------------------------
                                                              03/01/95      03/01/94     03/01/95     03/01/94
                                                             TO 08/31/95   TO 02/28/95  TO 08/31/95  TO 02/28/95
                                                             -----------   -----------  -----------  -----------
INVESTMENT OPERATIONS:
     Net investment income..................................  $   13,056   $   17,854   $   10,682   $   14,172
     Net realized gain (loss) on securities sold............          62       (1,037)          --            2
                                                              -----------  -----------  -----------  -----------
       Increase in net assets resulting from investment
          operations........................................      13,118       16,817       10,682       14,174
                                                              -----------  -----------  -----------  -----------
DISTRIBUTIONS:
     Net investment income..................................     (13,054)     (17,854)     (10,682)     (14,172)
                                                              -----------  -----------  -----------  -----------
       Total distributions..................................     (13,054)     (17,854)     (10,682)     (14,172)
                                                              -----------  -----------  -----------  -----------
SHARE TRANSACTIONS:
     Proceeds from shares issued............................     470,044      749,041      693,307      904,680
     Reinvestment of cash distributions.....................         440          440          192          203
     Cost of shares redeemed................................    (425,845)    (742,657)    (498,300)    (916,643)
                                                              -----------  -----------  -----------  -----------
       Increase (decrease) in net assets from capital share
          transactions......................................      44,639        6,824      195,199      (11,762)
                                                              -----------  -----------  -----------  -----------
       Contribution of capital from affiliate...............          --          887           --           --
                                                              -----------  -----------  -----------  -----------
       Total increase (decrease) in net assets..............      44,703        6,674      195,199      (11,760)
                                                              -----------  -----------  -----------  -----------
NET ASSETS:
     Beginning of period....................................     435,323      428,649      365,516      377,276
                                                              -----------  -----------  -----------  -----------
     End of period..........................................  $  480,026   $  435,323   $  560,715   $  365,516
                                                              ===========  ===========  ===========  ===========

    The accompanying notes are an integral part of the financial statements.